UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5034

Salomon Funds Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

December 31, 2005

Salomon Funds Trust

National Tax Free Bond Fund

California Tax Free Bond Fund

New York Tax Free Bond Fund

Mid Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Funds Trust

Annual Report  •  December 31, 2005

What’s

Inside

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Funds’ reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices. Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

Salomon Brothers Funds Trust         I

As the year began, it was widely expected that both short- and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the municipal market, its yield curve flattened during the reporting period but it did not invert.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected each Fund’s performance.

Special Shareholder Notices

Salomon Brothers National Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers Mid Cap Fund

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused each Fund’s existing investment management contract to terminate. Each Fund’s shareholders approved a new investment management contract between each Fund and the Manager, which became effective on December 1, 2005.

Salomon Brothers California Tax Free Bond Fund

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract

II         Salomon Brothers Funds Trust

to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager which became effective on December 19, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

Salomon Brothers Funds Trust          III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

IV         Salomon Brothers Funds Trust

Manager’s Overview

Salomon Brothers National Tax Free Bond Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. In many ways, the bond market in 2005 was similar to that in 2004. Steadily rising short-term interest rates, higher oil prices, and a strong economy all posed threats to bond prices. However, when all was said and done, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,i returned 2.43% during the one-year period ended December 31, 2005. Municipal bonds generated even better returns, with the Lehman Brothers Municipal Bond Indexii gaining 3.51% over the same period.

As anticipated, the Federal Reserve Board (“Fed”)iii continued to raise short-term interest rates at a measured pace during the reporting period. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rateiv thirteen times, bringing it from 1.00% to 4.25% at the end of 2005. This caused short-term yields to rise sharply. However, as was the case in 2004, longer-term yields were relatively stable or fell modestly during the reporting period. This was due to relatively benign inflation and continued strong demand by foreign investors. Given this dynamic, both longer-term Treasuries and municipal securities significantly outperformed shorter-term bonds in 2005. From a credit quality perspective, lower quality municipals again outperformed their higher quality counterparts during the reporting period.

New municipal bond issuance from state and local governments was roughly $408 billion in 2005, a new calendar year record. This beat the previous high of $383 billion set in 2003. Overall, new supply was met with solid demand, in particular by property and casualty insurers and professional investors. In contrast, there was mixed demand from mutual fund shareholders.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers National Tax Fee Bond Fund, excluding sales charges, returned 2.63%. The Fund’s unmanaged benchmarks, the Lehman Brothers Municipal 4 Years Plus Bond Indexv

and the Lehman Brothers Municipal Bond Index, returned 3.94% and 3.51%, respectively, for the same period. The Lipper General Municipal Debt Funds Category Average1 increased 3.00% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 260 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Funds Trust 2005 Annual Report         1

Performance Snapshot as December 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

National Tax Free Bond Fund—Class A Shares	0.36%	2.63%

Lehman Brothers Municipal 4 Years Plus Bond Index	0.62%	3.94%

Lehman Brothers Municipal Bond Index	0.60%	3.51%

Lipper General Municipal Debt Funds Category Average	0.48%	3.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
The 30-Day SEC Yields for Class A shares, Class B shares, Class C shares and Class O shares were 3.57%, 2.96%, 3.21% and 3.97%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC Yields for Class A shares, Class B shares, Class C shares and Class O shares would have been 2.93%, 2.31%, 2.54% and 2.36%, respectively.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned –0.10%, Class C shares returned 0.03% and Class O shares returned 0.41% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 1.78%, Class C shares returned 2.04% and Class O shares returned 2.80% over the twelve months ended December 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 264 funds for the 6-month period and among the 260 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund benefited from its neutral duration posture during the reporting period. This positively contributed to returns, as securities that offered higher coupons were more often subject to being refunded by their issuers prior to their maturity date.

What were the leading detractors from performance?

A. Given the tight credit spread environment, the Fund was underweight lower quality, more speculative issues during the year. In particular, we did not own riskier tobacco settlement bonds. This positioning hurt the Fund’s performance as lower-quality securities outperformed their higher quality counterparts. In addition, tobacco securities performed very well in 2005 as a result of favorable litigation trends. Based on our expectations for higher interest rates amid continued Fed tightening, the Fund did not have as large an exposure to the long end of the curve as its benchmark. This detracted from results as the yield curve flattened over the period, as short-term rates rose while longer-term rates were relatively stable or declined during the year.

2         Salomon Brothers Funds Trust 2005 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund’s portfolio.

Thank you for your investment in the Salomon Brothers National Tax Free Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert E. Amodeo Co-Portfolio Manager	John Mooney Co-Portfolio Manager

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investors should consider the greater risk inherent in these policies when compared with a more diversified mutual fund. A portion of the income may be subject to the federal alternative minimum tax; capital gains, if any, are subject to federal, state and local income taxes. While it is expected that a substantial portion of the dividends paid to shareholders of the Fund will be exempt from federal personal income taxes, portions of such dividends from time to time may be taxable. Salomon Brothers Asset Management does not provide tax or legal advice. Please consult with your tax or legal adviser. The Fund may invest in derivatives, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus. The Fund’s objectives may be changed without shareholder approval. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	The Lehman Brothers Municipal 4 Years Plus Bond Index is a broad measure of the municipal bond market with maturities of at least four years.

Salomon Brothers Funds Trust 2005 Annual Report         3

Manager’s Overview

Salomon Brothers California Tax Free Bond Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. In many ways, the bond market in 2005 was similar to that in 2004. Steadily rising short-term interest rates, higher oil prices, and a strong economy all posed threats to bond prices. However, when all was said and done, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,i returned 2.43% during the one-year period ended December 31, 2005. Municipal bonds generated even better returns, with the Lehman Brothers Municipal Bond Indexii gaining 3.51% over the same period.

As anticipated, the Federal Reserve Board (“Fed”)iii continued to raise short-term interest rates at a measured pace during the reporting period. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rateiv thirteen times, bringing it from 1.00% to 4.25% at the end of 2005. This caused short-term yields to rise sharply. However, as was the case in 2004, longer-term yields were relatively stable or fell modestly during the reporting period. This was due to relatively benign inflation and continued strong demand by foreign investors. Given this dynamic, both longer-term Treasuries and municipal securities significantly outperformed shorter-term bonds in 2005. From a credit quality perspective, lower quality municipals again outperformed their higher quality counterparts during the reporting period.

New municipal bond issuance from state and local governments was roughly $408 billion in 2005, a new calendar year record. This beat the previous high of $383 billion set in 2003. Overall, new supply was met with solid demand, in particular by property and casualty insurers and professional investors. In contrast, there was mixed demand from mutual fund shareholders.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers California Tax Fee Bond Fund, excluding sales charges, returned 1.29%. The Fund’s unmanaged benchmarks, the Lehman Brothers Municipal California 4 Years Plus Bond Indexv and the Lehman Brothers Municipal Bond Index, returned 4.64% and 3.51%, respectively, for the same period. The Lipper California Municipal Debt Funds Category Average1 increased 3.84% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 122 funds in the Fund’s Lipper category and excluding sales charges.

4         Salomon Brothers Funds Trust 2005 Annual Report

Performance Snapshot as December 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

California Tax Free Bond Fund—Class A Shares	-0.16%	1.29%

Lehman Brothers California 4 Years Plus Bond Index	0.89%	4.64%

Lehman Brothers Municipal Bond Index	0.60%	3.51%

Lipper California Municipal Debt Funds Category Average	0.67%	3.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
The 30-Day SEC Yields for Class A shares, Class B shares, Class C shares and Class O shares were 3.26%, 2.65%, 2.89% and 3.54% respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC Yield for Class A shares, Class B shares, Class C shares and Class O shares would have been 1.63%, 0.73%, 0.74% and –1.91%, respectively.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned –0.54%, Class C shares returned –0.51% and Class O shares returned –0.15% over the six months ended December 31, 2005 . Excluding sales charges, Class B shares returned 0.54%, Class C shares returned 0.79% and Class O shares returned 1.57% over the twelve months ended December 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 122 funds for the 6-month period and among the 122 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund benefited from its neutral duration posture during the reporting period. This positively contributed to returns, as securities that offered higher coupons were more often subject to being refunded by their issuers prior to their maturity date.

What were the leading detractors from performance?

A. Given the tight credit spread environment, the Fund was underweight lower quality, more speculative issues during the year. In particular, we did not own riskier tobacco settlement bonds. This positioning hurt the Fund’s performance as lower-quality securities outperformed their higher quality counterparts. In addition, tobacco securities performed very well in 2005 as a result of favorable litigation trends. Based on our expectations for higher interest rates amid continued Fed tightening, the Fund did not have as large an exposure to the long end of the curve as its benchmark. This detracted from results as the yield curve flattened over the period, as short-term rates rose while longer-term rates were relatively stable or declined during the year.

Salomon Brothers Funds Trust 2005 Annual Report         5

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund’s portfolio.

Thank you for your investment in the Salomon Brothers California Tax Free Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert E. Amodeo Co-Portfolio Manager	John Mooney Co-Portfolio Manager

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Investment in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Certain investors may be subject to the Federal Alternative Minimum Tax (“AMT”) and state and local taxes may apply. Capital gains, if any, are fully taxable. Fund income earned by non-California residents may be subject to certain taxes. While it is expected that a substantial portion of the dividends paid to shareholders of the Fund will be exempt from federal, state and local personal income taxes, portions of such dividends from time to time may be taxable. Salomon Brothers Asset Management does not provide tax or legal advice. Please consult with your tax or legal adviser. The Fund may invest in derivatives, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus. The Fund’s objectives may be changed without shareholder approval. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	The Lehman Brothers California 4-Year Plus Bond Index is a broad measure of the California municipal bond market with maturities of at least four years.

6         Salomon Brothers Funds Trust 2005 Annual Report

Manager’s Overview

Salomon Brothers New York Tax Free Bond Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. In many ways, the bond market in 2005 was similar to that in 2004. Steadily rising short-term interest rates, higher oil prices, and a strong economy all posed threats to bond prices. However, when all was said and done, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,i returned 2.43% during the one-year period ended December 31, 2005. Municipal bonds generated even better returns, with the Lehman Brothers Municipal Bond Indexii gaining 3.51% over the same period.

As anticipated, the Federal Reserve Board (“Fed”)iii continued to raise short-term interest rates at a measured pace during the reporting period. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rateiv thirteen times, bringing it from 1.00% to 4.25% at the end of 2005. This caused short-term yields to rise sharply. However, as was the case in 2004, longer-term yields were relatively stable or fell modestly during the reporting period. This was due to relatively benign inflation and continued strong demand by foreign investors. Given this dynamic, both longer-term Treasuries and municipal securities significantly outperformed shorter-term bonds in 2005. From a credit quality perspective, lower quality municipals again outperformed their higher quality counterparts during the reporting period.

New municipal bond issuance from state and local governments was roughly $408 billion in 2005, a new calendar year record. This beat the previous high of $383 billion set in 2003. Overall, new supply was met with solid demand, in particular by property and casualty insurers and professional investors. In contrast, there was mixed demand from mutual fund shareholders.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers New York Tax Fee Bond Fund, excluding sales charges, returned 1.94%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index returned 3.51% for the same period. The Lipper New York Municipal Debt Funds Category Average1 increased 3.06% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 107 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Funds Trust 2005 Annual Report         7

Performance Snapshot as December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

New York Tax Free Bond Fund — Class A Shares	-0.25%	1.94%

Lehman Brothers Municipal Bond Index	0.60%	3.51%

Lipper New York Municipal Debt Funds Category Average	0.31%	3.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
The 30-Day SEC Yields for Class A shares, Class B shares, Class C shares and Class O shares were 3.43%, 2.82%, 3.07% and 3.82%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC Yields for Class A shares, Class B shares, Class C shares and Class O shares would have been 3.25%, 2.15%, 0.15% and 2.74%, respectively.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned –0.63%, Class C shares returned -0.42% and Class O shares returned -0.13% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 1.18%, Class C shares returned 1.43% and Class O shares returned 2.19% over the twelve months ended December 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 107 funds for the 6-month period and among the 107 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund benefited from its neutral duration posture during the reporting period. This positively contributed to returns, as securities that offered higher coupons were more often subject to being refunded by their issuers prior to their maturity date.

What were the leading detractors from performance?

A. Given the tight credit spread environment, the Fund was underweight lower quality, more speculative issues during the year. In particular, we did not own riskier tobacco settlement bonds. This positioning hurt the Fund’s performance as lower-quality securities outperformed their higher quality counterparts. In addition, tobacco securities performed very well in 2005 as a result of favorable litigation trends. Based on our expectations for higher interest rates amid continued Fed tightening, the Fund did not have as large an exposure to the long end of the curve as its benchmark. This detracted from results as the yield curve flattened over the period, as short-term rates rose while longer-term rates were relatively stable or declined during the year.

8         Salomon Brothers Funds Trust 2005 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund’s portfolio.

Thank you for your investment in the Salomon Brothers New York Tax Free Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert E. Amodeo Co-Portfolio Manager	John Mooney Co-Portfolio Manager

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investors should consider the greater risk inherent in these policies when compared with a more diversified mutual fund. A portion of the income may be subject to federal alternative minimum tax; capital gains, if any, are subject to federal, state and local income taxes. Fund income earned by non-New York residents may be subject to certain taxes. While it is expected that a substantial portion of the dividends paid to shareholders of the Fund will be exempt from federal personal income taxes, portions of such dividends from time to time may be taxable. Salomon Brothers Asset Management does not provide tax or legal advice. Please consult with your tax or legal adviser. The Fund may invest in derivatives, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus. The Fund’s objectives may be changed without shareholder approval. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Salomon Brothers Funds Trust 2005 Annual Report         9

Manager’s Overview

Salomon Brothers Mid Cap Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. There was no shortage of problems for the U.S. economy to overcome during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. A resilient U.S. economy provided a positive backdrop for the stock market in 2005. Businesses across America did their part, as corporate profit growth was expected to exceed 10% for the third consecutive year. However, this did not translate into strong stock market returns, as the S&P 500 Indexi gained a modest 4.91% in 2005.

After trading in a fairly narrow range for much of the period, there were hopes that a year-end rally, similar to what occurred in 2003 and 2004, would propel stocks higher. However, after strong gains in November, the market treaded water in December as investor sentiment weakened due to fears of continued rate hikes by the Federal Reserve Board (“Fed”).ii

Looking at the year as a whole, mid- and large-cap stocks generated the best returns, with the Russell Midcap,iii Russell 1000,iv and Russell 2000v Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value-oriented stocks outperformed their growth counterparts, with the Russell 3000 Valuevi and Russell 3000 Growthvii Indexes returning 6.85% and 5.17%, respectively. Within the Russell 3000 Index,viii the strongest performing sectors were energy and utilities and the weakest performing sectors were consumer discretionary and telecommunication services.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Mid Cap Fund, excluding sales charges, returned 8.50%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Index,ix returned 12.56% for the same period. The Lipper Mid-Cap Core Funds Category Average1 increased 10.27% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 308 funds in the Fund’s Lipper category and excluding sales charges.

10         Salomon Brothers Funds Trust 2005 Annual Report

Performance Snapshot as December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

Mid Cap Fund—Class A Shares	7.05%	8.50%

S&P MidCap 400 Index	8.38%	12.56%

Lipper Mid-Cap Core Funds Category Average	7.89%	10.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 6.62%, Class C shares returned 6.65% and Class O shares returned 7.23% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 7.70%, Class C shares returned 7.73% and Class O shares returned 8.94% over the twelve months ended December 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 321 funds for the 6-month period and among the 308 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. The Fund’s underperformance relative to the S&P Midcap 400 Index was attributable to both sector allocation and security selection. Security selection was strongest in the consumer discretionary and financials sectors and weakest in the information technology and healthcare sectors. Underweight positions in utilities and consumer discretionary had a positive impact on performance; however this benefit was more than offset by an underweight position in information technology and a slight overweight in materials, which held back performance.

What were the leading contributors to performance?

A. The securities that contributed most to the Fund’s performance during the period included Southwestern Energy Co., Legg Mason Inc., Ann Taylor Stores Corp., Patterson-UTI Energy Inc. and Precision Drilling Trust. With the exception of Legg Mason Inc., which was sold off during the period, the Fund maintained its positions in all of these stocks at the close of the period.

What were the leading detractors from performance?

A. The securities that detracted most from the Fund’s performance during the period were Tibco Software, Inc., Tecumseh Products Co., Carrier Access Corp., Pet Smart Inc. and Inspire Pharmaceuticals. We continue to maintain a position in Tibco Software and sold all of the other positions mentioned above during the period.

Salomon Brothers Funds Trust 2005 Annual Report         11

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Thank you for your investment in the Salomon Brothers Mid Cap Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kevin Caliendo

Portfolio Manager

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: DST Systems Inc. (3.1%), Assurant Inc. (2.8%), Ann Taylor Stores Corp. (2.5%), Carlisle Cos. Inc. (2.2%), Outback Steakhouse Inc. (2.1%), TIBCO Software Inc. (2.1%), Station Casinos Inc. (2.0%), Protein Design Labs Inc. (2.0%), Southwestern Energy Co. (2.0%) and DJ Orthopedics Inc. (1.9%). Please refer to pages 43 through 47 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Industrials (16.0%), Consumer Discretionary (15.7%), Health Care (13.3%), Financials (12.7%) and Information Technology (12.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in mid-cap stocks may involve a higher degree of risk and volatility than large-cap stocks. Compared to large-cap companies, medium-sized companies are more likely to have more limited product lines, capital resources and management depth and experience sharper swings in market values. The Fund may invest in derivatives, which can be illiquid and harder to value especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

iv	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

viii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

ix	The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

12         Salomon Brothers Funds Trust 2005 Annual Report

Fund at a Glance (unaudited)

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers Funds Trust 2005 Annual Report         13

Fund at a Glance (unaudited)

Salomon Brothers California Tax Free Bond Fund

14         Salomon Brothers Funds Trust 2005 Annual Report

Fund at a Glance (unaudited)

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Funds Trust 2005 Annual Report         15

Fund at a Glance (unaudited)

Salomon Brothers Mid Cap Fund

16         Salomon Brothers Funds Trust 2005 Annual Report

Fund Expenses (unaudited)

Salomon Brothers National Tax Free Bond Fund

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.36%	$1,000.00	$1,003.60	0.75%	$3.79

Class B	(0.10)	1,000.00	999.00	1.50	7.56

Class C	0.03	1,000.00	1,000.30	1.25	6.30

Class O	0.41	1,000.00	1,004.10	0.50	2.53

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Funds Trust 2005 Annual Report         17

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.42	0.75%	$3.82

Class B	5.00	1,000.00	1,017.64	1.50	7.63

Class C	5.00	1,000.00	1,018.90	1.25	6.36

Class O	5.00	1,000.00	1,022.68	0.50	2.55

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

18         Salomon Brothers Funds Trust 2005 Annual Report

Fund Expenses (unaudited)

Salomon Brothers California Tax Free Bond Fund

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.16)%	$1,000.00	$998.40	0.80%	$4.03

Class B	(0.54)	1,000.00	994.60	1.55	7.79

Class C	(0.51)	1,000.00	994.90	1.30	6.54

Class O	(0.15)	1,000.00	998.50	0.55	2.77

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sale charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Funds Trust 2005 Annual Report         19

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.17	0.80%	$4.08

Class B	5.00	1,000.00	1,017.39	1.55	7.88

Class C	5.00	1,000.00	1,018.65	1.30	6.61

Class O	5.00	1,000.00	1,022.43	0.55	2.80

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

20         Salomon Brothers Funds Trust 2005 Annual Report

Fund Expenses (unaudited)

Salomon Brothers New York Tax Free Bond Fund

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.25)%	$1,000.00	$997.50	0.80%	$4.03

Class B	(0.63)	1,000.00	993.70	1.55	7.79

Class C	(0.42)	1,000.00	995.80	1.30	6.54

Class O	(0.13)	1,000.00	998.70	0.55	2.77

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sale charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Funds Trust 2005 Annual Report         21

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.17	0.80%	$4.08

Class B	5.00	1,000.00	1,017.39	1.55	7.88

Class C	5.00	1,000.00	1,018.65	1.30	6.61

Class O	5.00	1,000.00	1,022.43	0.55	2.80

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

22         Salomon Brothers Funds Trust 2005 Annual Report

Fund Expenses (unaudited)

Salomon Brothers Mid Cap Fund

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	7.05%	$1,000.00	$1,070.50	1.50%	$7.83

Class B	6.62	1,000.00	1,066.20	2.25	11.72

Class C	6.65	1,000.00	1,066.50	2.25	11.72

Class O	7.23	1,000.00	1,072.30	1.08	5.64

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sale charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Funds Trust 2005 Annual Report         23

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.64	1.50%	$7.63

Class B	5.00	1,000.00	1,013.86	2.25	11.42

Class C	5.00	1,000.00	1,013.86	2.25	11.42

Class O	5.00	1,000.00	1,019.76	1.08	5.50

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

24         Salomon Brothers Funds Trust 2005 Annual Report

Fund Performance

Salomon Brothers National Tax Free Bond Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	2.63%	1.78%	2.04%	2.80%

Five Years Ended 12/31/05	4.92	N/A	N/A	N/A

Ten Years Ended 12/31/05	5.67	N/A	N/A	N/A

Inception* through 12/31/05	6.19	3.75	4.12	4.90

	With Sales Charges(3)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	(1.44)%	(2.18)%	1.05%	2.80%

Five Years Ended 12/31/05	4.07	N/A	N/A	N/A

Ten Years Ended 12/31/05	5.24	N/A	N/A	N/A

Inception* through 12/31/05	5.77	3.54	4.12	4.90

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	73.63%

Class B (Inception* through 12/31/05)	16.82

Class C (Inception* through 12/31/05)	18.09

Class O (Inception* through 12/31/05)	21.77

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth and fifth year and no deferred sales charges after the fifth year. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for class A and B shares are August 17, 1995 and October 12, 2001, respectively. Inception date for Class C and O shares is November 19, 2001.

Salomon Brothers Funds Trust 2005 Annual Report         25

Fund Performance

Salomon Brothers California Tax Free Bond Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	1.29%	0.54%	0.79%	1.57%

Five Years Ended 12/31/05	4.00	N/A	N/A	N/A

Inception* through 12/31/05	4.52	2.73	2.12	2.73

	With Sales Charges(3)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	(2.73)%	(3.36)%	(0.19)%	1.57%

Five Years Ended 12/31/05	3.16	N/A	N/A	N/A

Inception* through 12/31/05	3.92	2.52	2.12	2.73

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (Inception* through 12/31/05)	37.24%

Class B (Inception* through 12/31/05)	12.10

Class C (Inception* through 12/31/05)	7.17

Class O (Inception* through 12/31/05)	9.09

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth and fifth year and no deferred sales charges after the fifth year. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B, C and O shares are November 2, 1998, October 5, 2001, September 9, 2002 and October 8, 2002, respectively.

26         Salomon Brothers Funds Trust 2005 Annual Report

Fund Performance

Salomon Brothers New York Tax Free Bond Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	1.94%	1.18%	1.43%	2.19%

Five Years Ended 12/31/05	4.65	N/A	N/A	N/A

Ten Years Ended 12/31/05	4.99	N/A	N/A	N/A

Inception* through 12/31/05	6.05	3.59	3.28	4.50

	With Sales Charges(3)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	(2.14)%	(2.76)%	0.45%	2.19%

Five Years Ended 12/31/05	3.80	N/A	N/A	N/A

Ten Years Ended 12/31/05	4.56	N/A	N/A	N/A

Inception* through 12/31/05	5.83	3.37	3.28	4.50

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	62.66%

Class B (Inception* through 12/31/05)	15.63

Class C (Inception* through 12/31/05)	11.78

Class O (Inception* through 12/31/05)	20.16

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth and fifth year and no deferred sales charges after the fifth year. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B, C and O shares are September 7, 1986, November 19, 2001, July 19, 2002 and October 29, 2001, respectively.

Salomon Brothers Funds Trust 2005 Annual Report         27

Fund Performance

Salomon Brothers Mid Cap Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O(4)
Twelve Months Ended 12/31/05	8.50%	7.70%	7.73%	8.94%

Five Years Ended 12/31/05	N/A	N/A	N/A	3.68

Ten Years Ended 12/31/05	N/A	N/A	N/A	13.67

Inception* through 12/31/05	6.79	5.44	5.93	13.13

	With Sales Charges(3)
	Class A	Class B	Class C	Class O(4)
Twelve Months Ended 12/31/05	2.27%	2.70%	6.73%	8.94%

Five Years Ended 12/31/05	N/A	N/A	N/A	3.68

Ten Years Ended 12/31/05	N/A	N/A	N/A	13.67

Inception* through 12/31/05	5.25	5.01	5.93	13.13

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (Inception* through 12/31/05)	30.77%

Class B (Inception* through 12/31/05)	23.81

Class C (Inception* through 12/31/05)	23.40

Class O(4) (12/31/95 through 12/31/05)	260.05

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% for the first two years, 1.00% for years three and four and then declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
(4)	Performance calculations for Class O shares for Mid Cap Fund include the historical return information related to the Keogh Common Stock Fund of the Collective Trust for Citibank’s Business and Professional Retirement Plan, which was the predecessor fund, for the period from January 1, 1993 through September 7, 2001.
*	Inception dates for Class A, B, C and O shares are November 30, 2001, December 18, 2001, May 7, 2002 and January 1, 1993, respectively.

28         Salomon Brothers Funds Trust 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Salomon Brothers National Tax Free Bond Fund vs. Lehman Brothers Municipal 4 Years Plus Bond Index† (December 1995 —December 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1995, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Lehman Brothers Municipal 4 Years Plus Bond Index is valued at month end only. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Salomon Brothers Funds Trust 2005 Annual Report         29

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Salomon Brothers California Tax Free Bond Fund vs. Lehman Brothers California 4 Years Plus Bond Index† (November 1998 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on November 2, 1998 (inception date), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Lehman Brothers California 4 Years Plus Bond Index is valued at month end only. As a result, while the Fund’s total return calculations used in this comparison are for the period November 2, 1998 through December 31, 2005, the combined Index returns are for the period December 1, 1998 through December 31, 2005. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

30         Salomon Brothers Funds Trust 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Salomon Brothers New York Tax Free Bond Fund vs. Lehman Brothers Municipal Bond Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1995, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Salomon Brothers Funds Trust 2005 Annual Report         31

Historical Performance (unaudited)

Value of $10,000 Invested in Class O Shares of the Salomon Brothers Mid Cap Fund vs. S&P MidCap 400 Index† (September 2001 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class O shares on September 10, 2001, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The S&P MidCap 400 Index is valued at month end only. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

32         Salomon Brothers Funds Trust 2005 Annual Report

Schedules of Investments (December 31, 2005)

SALOMON BROTHERS NATIONAL TAX FREE BOND FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 98.3%
California — 12.5%
$500,000	AAA	California State Department of Water Resources & Power Supply Revenue, Series A, MBIA/IBC-Insured, Call 5/1/12 @ 101, 6.000% due 5/1/15 (a)	$574,025
1,000,000	AA-	California State Economic Recovery, Series A, 5.000% due 7/1/17	1,059,450
1,000,000	AAA	Calleguas Las Virgines, CA, Public Financing Authority Revenue, Refunding Bonds, Calleguas Municipal Water District, Series B, MBIA-Insured, 5.250% due 7/1/17	1,094,410
450,000	AAA	El Segundo, CA, GO, USD, Refunding Bonds, FGIC-Insured, 5.250% due 9/1/22	487,022
1,250,000	AAA	Huntington Beach, CA, Union High School District, GO, Election 2004, FSA-Insured, 5.000% due 8/1/29	1,306,675
370,000	AAA	Moorpark, CA, GO, USD, Refunding Bonds, FSA-Insured, 5.000% due 8/1/23	393,421

		Total California	4,915,003

Colorado — 7.4%
500,000	BBB+	Colorado Health Facilities Authority Revenue, Poudre Valley Health Care, Series F, 5.000% due 3/1/25	505,460
500,000	AAA	Pueblo County, CO, School District Number 60, GO, FGIC-Insured, 5.250% due 12/15/20	535,370
1,680,000	Aaa(b)	Summit County, CO, School District Number RE1 Summit, GO, Series B, FSA-Insured, 5.250% due 12/1/16	1,859,844

		Total Colorado	2,900,674

Florida — 9.8%
2,000,000	AAA	Lee County, FL, AMBAC-Insured, 5.250% due 10/1/24	2,155,440
		Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
250,000	AAA	Series A, FGIC-Insured, 5.550% due 10/1/13 (c)	270,207
300,000	AAA	Series B, MBIA-Insured, 5.250% due 10/1/17 (c)	319,182
		Orlando, FL, Utilities Commission Water & Electricity Revenue, Refunding Bonds, Series C:
630,000	AA	5.250% due 10/1/21	674,157
400,000	AA	5.250% due 10/1/23	426,820

		Total Florida	3,845,806

Illinois — 9.8%
1,250,000	AAA	Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, FSA-Insured, 5.750% due 1/1/19 (c)	1,381,225
1,500,000	AAA	Illinois State, GO, First Series, FGIC-Insured, 6.100% due 1/1/20	1,639,920
750,000	Aaa(b)	Will County, IL, GO, Community Consolidated School District Number 30-C, Troy Township, Series B, FSA-Insured, 5.250% due 2/1/20	814,110

		Total Illinois	3,835,255

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         33

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Indiana — 4.9%
$250,000	AAA	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	$259,803
1,550,000	AAA	Indiana Transportation Finance Authority Highway Revenue, Series A, FGIC-Insured, 5.250% due 6/1/29	1,661,925

		Total Indiana	1,921,728

Iowa — 0.2%
60,000	AAA	Iowa Finance Authority Single Family Revenue, Mortgage-Backed Securities Program, Series A, FNMA/GNMA-Collateralized, 6.000% due 7/1/13	62,299

Kentucky — 2.9%
750,000	AAA	Kenton County, KY, Airport Board Revenue, Refunding Bonds, Cincinnati/Northern Kentucky, Series A, MBIA-Insured, 5.625% due 3/1/15 (c)	815,445
300,000	AAA	Louisville & Jefferson County, KY, Regional Airport Authority, Airport Systems Revenue, Series A, FSA-Insured, 5.750% due 7/1/17 (c)	326,202

		Total Kentucky	1,141,647

Massachusetts — 2.1%
260,000	Aaa(b)	Lawrence, MA, GO, State Qualified, MBIA-Insured, 5.250% due 3/15/18	283,280
500,000	AAA	Massachusetts State, GO, Consolidated Loan, Series D, FSA-Insured, 5.000% due 12/1/19 (d)	537,910

		Total Massachusetts	821,190

Mississippi — 3.3%
25,000	A2(b)	Mississippi Higher Education Student Loan, Subordinated Series C, 6.050% due 9/1/07 (c)	25,100
1,235,000	AA	Mississippi State, GO, Port Improvement, Series 16, 5.000% due 9/1/17 (c)	1,264,504

		Total Mississippi	1,289,604

New Hampshire — 2.8%
1,000,000	AAA	New Hampshire HEFA Revenue, University Systems of New Hampshire, AMBAC-Insured, 5.375% due 7/1/20	1,091,620

New Jersey — 4.2%
		New Jersey EDA, Motor Vehicle Surcharges Revenue, Series A, MBIA-Insured:
500,000	AAA	5.250% due 7/1/16	546,490
750,000	AAA	5.250% due 7/1/17	819,173
280,000	AAA	Passaic Valley, NJ, Sewage Commissioners, Sewer System, Series D, AMBAC-Insured, 5.750% due 12/1/07 (d)	292,824

		Total New Jersey	1,658,487

See Notes to Financial Statements.

34         Salomon Brothers Funds Trust 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

New Mexico — 1.4%
$500,000	AAA	New Mexico Finance Authority State Transportation Revenue, Senior Lien, Series A, MBIA-Insured, 5.250% due 6/15/23	$541,050

New York — 19.7%
2,750,000	AAA	Metropolitan Transportation Authority, New York Services Contract, Refunding Bonds, Series A, AMBAC-Insured, 5.500% due 11/15/15	3,045,625
		New York City, NY, GO:
500,000	A+	Series A, 5.750% due 8/1/16	551,330
750,000	AAA	Series D, FSA-Insured, 5.000% due 11/1/17	802,373
265,000	AAA	New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series B, Call 5/15/10 @ 101, 6.125% due 11/15/14 (a)	297,001
250,000	AA-	New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities, Series A, Call 7/1/10 @ 101, 6.000% due 7/1/14 (a)	279,330
1,750,000	AA	New York State Thruway Authority, State Personal Income Tax Revenue, Series A, Call 3/15/12 @ 100, 5.500% due 3/15/20 (a)	1,942,272
750,000	AA-	Triborough Bridge & Tunnel Authority Revenues, Refunding Bonds, Series B, 5.250% due 11/15/16	814,635

		Total New York	7,732,566

Oregon — 5.5%
		Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems:
1,000,000	AA	5.250% due 10/1/16	1,094,450
1,000,000	AA	5.250% due 10/1/20	1,081,400

		Total Oregon	2,175,850

Puerto Rico — 0.7%
250,000	AAA	Puerto Rico Commonwealth Infrastructure Financing Authority, Series C, AMBAC-Insured, 5.500% due 7/1/25	292,225

Texas — 7.6%
500,000	AAA	Austin, TX, Airport System Revenue, Refunding, Prior Lien, MBIA-Insured, 5.250% due 11/15/17	541,075
1,100,000	AAA	Hidalgo County, TX, GO, Certificates of Obligation, FGIC-Insured, 5.500% due 8/15/16	1,211,067
85,000	AAA	Houston, TX, GO, Refunding Bonds, Public Improvement, FSA-Insured, 5.750% due 3/1/17	92,688
1,000,000	AAA	Keller, TX, GO, ISD, Refunding Bonds, 5.250% due 8/15/22	1,064,290
55,000	AAA	Northside Texas ISD, GO, Unrefunded Balance, PSFG, 6.000% due 8/15/16	60,660

		Total Texas	2,969,780

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         35

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Washington — 3.5%
$750,000	AAA	Energy Northwest Washington Electric Revenue, Refunding Bonds, Columbia Generating Station, Series A, FSA-Insured, 5.500% due 7/1/16	$820,680
500,000	AAA	Snohomish County, WA, School District Number 2, Everett, GO, FSA-Insured, 5.500% due 12/1/16	548,500

		Total Washington	1,369,180

		TOTAL INVESTMENTS — 98.3% (Cost — $38,051,102#)	38,563,964
		Other Assets in Excess of Liabilities — 1.7%	672,632

		TOTAL NET ASSETS — 100.0%	$39,236,596

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Bonds are escrowed to maturity with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
EDA	— Economic Development Authority
FGIC	— Financial Guaranty Insurance Company
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IBC	— Insured Bond Certificates
ISD	— Independent School District
MBIA	— Municipal Bond Investors Assurance Corporation
PSFG	— Permanent School Fund Guaranty
USD	— Unified School District

Summary of Investments by Industry and Pre-Refunded Securities*
Transportation	25.2%
General Obligation	24.4
Education	11.9
Pre-Refunded	8.0
Hospitals	7.6
Public Facilities	6.3
Utilities	5.0
Industrial Development	3.5
Water & Sewer	2.8
Tax Allocation	2.8
Escrowed to Maturity	2.2
Housing: Single-Family	0.2
Finance	0.1

100.0%

*	As a percentage of total investments. Please note that Fund holdings are subject to change.

See Notes to Financial Statements.

36         Salomon Brothers Funds Trust 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 97.6%
General Obligation — 18.5%
$150,000	AAA	El Segundo, CA, GO, USD, Refunding Bonds, FGIC-Insured, 5.250% due 9/1/22	$162,340
1,000,000	AAA	Glendale, CA, USD, Series C, FSA-Insured, 5.750% due 9/1/13	1,087,130
250,000	AAA	Moorpark, CA, GO, USD, Refunding Bonds, FSA-Insured, 5.000% due 8/1/23	265,825
215,000	AAA	Walnut Valley, CA, USD, Refunding Bonds, FSA-Insured, 5.250% due 8/1/18	237,272

		Total General Obligation	1,752,567

Housing: Multi-Family — 10.9%
1,000,000	AAA	California Housing Finance Agency Revenue, MFH III, Series A, MBIA-Insured, 5.850% due 8/1/17 (a)	1,032,790

Housing: Single-Family — 1.4%
130,000	AA-	California Housing Finance Agency Revenue, Single Family Mortgage Purpose Program, Series A-2, Class III, 4.800% due 8/1/12 (a)	131,225

Miscellaneous — 5.2%
200,000	AAA	Puerto Rico Public Finance Corp., Commonwealth Appropriation, Refunding Bonds, Series A, FGIC-Insured, LOC-Government Bank for Puerto Rico (Expires 4/12/12), 5.250% due 8/1/31 (b)	216,490
250,000	AA	Sacramento County, CA, Sanitation District Financing Authority Revenue, Refunding Bonds, Series A, 6.000% due 12/1/14	277,895

		Total Miscellaneous	494,385

Transportation — 24.2%
2,000,000	AAA	Intermodal Container Transfer Facility Joint Powers Authority Revenue, Refunding Bonds, Series A, AMBAC-Insured, 5.750% due 11/1/14	2,299,600

Water & Sewer — 37.4%
1,000,000	AAA	Fresno, CA, Sewer Revenue, Series A-1, AMBAC-Insured, 6.250% due 9/1/14	1,175,990
1,500,000	AAA	Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Refunding Bonds, MBIA-IBC Insured, 6.250% due 7/1/13	1,750,335
560,000	AA	San Diego County, CA Water Authority Revenue, COP, Refunding Bonds, Series A, 5.750% due 5/1/12	623,823

		Total Water & Sewer	3,550,148

		TOTAL INVESTMENTS — 97.6% (Cost — $8,620,758#)	9,260,715
		Other Assets in Excess of Liabilities — 2.4%	223,325

		TOTAL NET ASSETS — 100.0%	$9,484,040

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(b)	Variable rate security. Coupon rate disclosed is that which is in effect at December 31, 2005.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         37

Schedules of Investments (December 31, 2005) (continued)

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
COP	— Certificate of Participation
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligation
IBC	— Insured Bond Certificates
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
USD	— Unified School District

See Notes to Financial Statements.

38         Salomon Brothers Funds Trust 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS NEW YORK TAX FREE BOND FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 96.1%
Education — 23.3%
		New York State Dormitory Authority Revenue:
$3,000,000	AAA	City University of New York, Consolidated Second General Resolution, Series A, AMBAC-Insured, 5.750% due 7/1/18	$3,463,680
		New York University, Series A, MBIA-Insured:
1,000,000	AAA	5.750% due 7/1/15	1,148,970
6,300,000	AAA	5.750% due 7/1/27	7,547,211
1,500,000	AAA	School District Financing Program, Series A, MBIA-Insured, 5.750% due 10/1/17	1,669,530
		State University:
1,070,000	AAA	Adult Facilities, Series C, FSA-Insured, 5.750% due 5/15/17	1,242,751
2,030,000	AA-	Educational Facilities, Series B, 5.250% due 5/15/13	2,211,929
		New York State Municipal Bond Bank Agency, Special School Purpose Revenue, State Aid Withholding, Series C:
1,000,000	A+	5.500% due 6/1/16	1,092,600
1,700,000	A+	5.250% due 12/1/21	1,812,540
1,640,000	Aaa(a)	Schenectady, NY, Industrial Development Agency, Civic Facility Revenue, Union College Project, Series A, AMBAC-Insured, 5.500% due 7/1/16	1,789,092

		Total Education	21,978,303

Escrowed to Maturity (b) — 7.3%
		Metropolitan Transportation Authority, New York Services Contract:
1,000,000	AAA	Commuter Facilities, Series O, 5.750% due 7/1/13	1,097,340
		Transportation Facilities, Series O:
3,000,000	AAA	5.750% due 7/1/13	3,292,020
1,000,000	AAA	MBIA/IBC Insured, 5.500% due 7/1/17	1,138,460
1,335,000	AAA	New York State Housing Finance Agency, State University Construction, Series A, 7.900% due 11/1/06	1,367,481

		Total Escrowed to Maturity	6,895,301

General Obligation — 7.7%
2,100,000	Aaa(a)	Erie County, NY, Public Improvement, Series A, FGIC-Insured, 5.000% due 9/1/15	2,246,853
		New York City, NY:
1,000,000	A+	Series B, 5.625% due 12/1/13	1,093,480
1,260,000	A+	Unrefunded Balance, GO, Series B, 5.750% due 8/1/14	1,377,243
1,000,000	A+	New York City, NY, GO, Series A, 5.750% due 8/1/16	1,102,660
1,250,000	AAA	Puerto Rico Commonwealth, Refunding, Public Improvement, Series A, MBIA-Insured, 5.500% due 7/1/16	1,420,812

		Total General Obligation	7,241,048

Healthcare — 6.2%
825,000	AAA	New York State Dormitory Authority Lease Revenue, Municipal Health Facilities Improvement Program, Series 1, FSA-Insured, 5.500% due 1/15/14	896,041

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         39

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Healthcare — 6.2% (continued)
		New York State Dormitory Authority Revenue:
$2,000,000	AAA	Mental Health Services Facilities Improvement, Series D, FGIC-Insured, 5.000% due 2/15/23	$2,101,440
2,500,000	AAA	North Shore University Hospital, MBIA-Insured, 5.500% due 11/1/14	2,819,900

		Total Healthcare	5,817,381

Housing: Single-Family — 5.3%
1,645,000	AA	New York City Housing Development Corp., MFH Revenue, Series E, SONYMA-Insured, 6.100% due 11/1/19	1,746,069
3,200,000	Aa1(a)	New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 71, 5.350% due 10/1/18 (c)	3,266,400

		Total Housing: Single-Family	5,012,469

Lease — 4.4%
3,500,000	AAA	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue\Non State Supported Debt, Series A, AMBAC-Insured, 5.500% due 5/15/28	4,116,035

Pre-Refunded (d) — 10.4%
1,190,000	A+	New York City, NY, GO, Series B, Call 8/1/10 @ 101, 5.750% due 8/1/14	1,316,592
		New York City, NY, TFA Revenue, Future Tax Secured, Series A, Call 2/15/10 @ 101:
580,000	AAA	5.750% due 2/15/14	638,319
4,825,000	AAA	5.750% due 2/15/16	5,310,154
1,500,000	A+	New York State Dormitory Authority Revenue, Court Facilities, Series A, Call 5/15/13 @ 100, 5.500% due 5/15/17	1,677,645
785,000	AAA	New York State Thruway Authority, Highway and Bridge Transportation Fund, Series C, AMBAC-Insured, Call 4/1/12 @ 100, 5.500% due 4/1/15	869,482

		Total Pre-Refunded	9,812,192

Sales Tax — 17.2%
		New York City, NY, TFA Revenue:
175,000	AAA	Series A, 5.750% due 2/15/16	190,342
1,155,000	AAA	Future Tax Secured, Series B, 5.375% due 2/1/15	1,263,397
1,685,000	AAA	Series A, 5.500% due 11/15/17	1,856,499
		New York State Local Assistance Corp., Refunded:
3,000,000	AA	Series C, 5.500% due 4/1/17	3,356,430
2,255,000	AA	Series E, 6.000% due 4/1/14	2,561,973
		Sales Tax Asset Receivable, Corporation New York, Series A, MBIA-Insured:
2,500,000	AAA	5.250% due 10/15/18	2,754,550
4,000,000	AAA	5.000% due 10/15/21	4,278,120

		Total Sales Tax	16,261,311

See Notes to Financial Statements.

40         Salomon Brothers Funds Trust 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Tax Allocation — 1.2%
$1,090,000	Aa3(a)	34th Street Partnership Inc., New York, Refunding, Capital Improvement, 5.000% due 1/1/16	$1,155,204

Transportation — 11.3%
2,500,000	AAA	Metropolitan Transportation Authority, New York Services Contract, Refunding Bonds, Series A, AMBAC-Insured, 5.500% due 11/15/15	2,768,750
		New York State Thruway Authority:
215,000	AAA	Highway and Bridge Transportation Fund Unrefunded Balance, Series C, AMBAC-Insured, 5.500% due 4/1/15	236,498
1,100,000	AA-	Service Contract Revenue, Local Highway and Bridge, 5.500% due 4/1/14	1,198,472
4,575,000	AA-	Unrefunded Balance, Series E, 5.250% due 1/1/13	4,778,313
1,500,000	AAA	Puerto Rico Commonwealth, Highway & Transportation Authority, Highway Revenue, Series G, FGIC-Insured, 5.250% due 7/1/16	1,640,595

		Total Transportation	10,622,628

Utilities — 1.8%
1,500,000	AAA	Long Island Power Authority, New York Electric System Revenue, Series C, MBIA/IBC-Insured, 5.500% due 9/1/21	1,654,304

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $87,122,328)	90,566,176

SHORT-TERM INVESTMENTS(e) — 2.5%
Hospital — 0.9%
900,000	A-1+	New York State Dormitory Authority Revenue, Mental Health Services Facilities, Series F-2C, FSA Insured, SPA-Dexia Credit Local, 3.550%, 1/5/06	900,000

Housing: Multi-Family — 1.6%
1,500,000	VMIG1(a)	New York State Housing Finance Agency Revenue, 1500 Lexington Associates LLC, Series A, Remarketed 4/15/04, Liquidity Facility-FNMA, 3.570%, 1/4/06 (c)	1,500,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $2,400,000)	2,400,000

		TOTAL INVESTMENTS — 98.6% (Cost — $89,522,328#)	92,966,176
		Other Assets in Excess of Liabilities — 1.4%	1,324,696

		TOTAL NET ASSETS — 100.0%	$94,290,872

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Bonds are escrowed to maturity with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Variable rate demand obligations have a demand feature under which the fund could tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         41

Schedules of Investments (December 31, 2005) (continued)

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
FGIC	— Financial Guaranty Insurance Company
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
IBC	— Insured Bond Certificates
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
SONYMA	— State of New York Mortgage Association
SPA	— Standby Bond Purchase Agreement
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

42         Salomon Brothers Funds Trust 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS MID CAP FUND

Shares	Security	Value

COMMON STOCKS — 92.6%
CONSUMER DISCRETIONARY — 15.7%
Auto Components — 1.1%
4,125	BorgWarner Inc.	$250,099

Diversified Consumer Services — 0.9%
6,100	Education Management Corp.*	204,411

Hotels, Restaurants & Leisure — 5.1%
2,280	GTECH Holdings Corp.	72,367
5,525	Landry’s Restaurants Inc.	147,573
11,805	Outback Steakhouse Inc.	491,206
6,825	Station Casinos Inc.	462,735

	Total Hotels, Restaurants & Leisure	1,173,881

Household Durables — 1.8%
1,933	Mohawk Industries Inc.*	168,132
3,500	Ryland Group Inc.	252,455

	Total Household Durables	420,587

Media — 1.9%
6,300	Lamar Advertising Co., Class A Shares*	290,682
180	Washington Post Co., Class B Shares	137,700

	Total Media	428,382

Multiline Retail — 0.6%
8,675	Saks Inc.*	146,261

Specialty Retail — 4.3%
16,950	AnnTaylor Stores Corp.*	585,114
5,900	Chico’s FAS Inc.*	259,187
4,650	O’Reilly Automotive Inc.*	148,846

	Total Specialty Retail	993,147

	TOTAL CONSUMER DISCRETIONARY	3,616,768

CONSUMER STAPLES — 4.7%
Food Products — 2.2%
10,860	Hormel Foods Corp.	354,905
3,350	J.M. Smucker Co.	147,400

	Total Food Products	502,305

Household Products — 1.9%
13,200	Church & Dwight Co. Inc.	435,996

Personal Products — 0.6%
3,725	Chattem Inc.*	135,553

	TOTAL CONSUMER STAPLES	1,073,854

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         43

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

ENERGY — 11.0%
Energy Equipment & Services — 6.5%
10,500	Core Laboratories NV*	$392,280
12,600	Patterson-UTI Energy Inc.	415,170
9,800	Rowan Cos. Inc.	349,272
6,400	Smith International Inc.	237,504
2,756	Weatherford International Ltd.*	99,767

	Total Energy Equipment & Services	1,493,993

Oil, Gas & Consumable Fuels — 4.5%
6,800	Murphy Oil Corp.	367,132
6,600	Precision Drilling Trust	217,800
12,600	Southwestern Energy Co.*	452,844

	Total Oil, Gas & Consumable Fuels	1,037,776

	TOTAL ENERGY	2,531,769

FINANCIALS — 12.7%
Commercial Banks — 3.4%
2,025	City National Corp.	146,691
3,624	Commerce Bancshares Inc.	188,883
6,085	Compass Bancshares Inc.	293,844
5,125	CVB Financial Corp.	104,089
881	Toronto-Dominion Bank	46,429

	Total Commercial Banks	779,936

Insurance — 7.2%
15,000	Assurant Inc.	652,350
4,600	Max Re Capital Ltd.	119,462
3,375	Philadelphia Consolidated Holding Corp.*	326,329
5,200	Platinum Underwriters Holdings Ltd.	161,564
7,225	Scottish Re Group Ltd.	177,374
2,700	StanCorp Financial Group Inc.	134,865
180	White Mountains Insurance Group Ltd.	100,539

	Total Insurance	1,672,483

Real Estate — 2.1%
4,750	Developers Diversified Realty Corp.	223,345
3,550	Mack-Cali Realty Corp.	153,360
2,400	Prentiss Properties Trust	97,632

	Total Real Estate	474,337

	TOTAL FINANCIALS	2,926,756

HEALTH CARE — 13.3%
Biotechnology — 2.5%
7,100	Nektar Therapeutics*	116,866
16,150	Protein Design Labs Inc.*	458,983

	Total Biotechnology	575,849

See Notes to Financial Statements.

44         Salomon Brothers Funds Trust 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

Health Care Equipment & Supplies — 6.6%
1,450	C.R. Bard Inc.	$95,584
4,650	DENTSPLY International Inc.	249,658
16,000	DJ Orthopedics Inc.*	441,280
5,475	Edwards Lifesciences Corp.*	227,815
9,800	Respironics Inc.*	363,286
6,275	STERIS Corp.	157,001

	Total Health Care Equipment & Supplies	1,534,624

Health Care Providers & Services — 0.8%
3,550	Apria Healthcare Group Inc.*	85,591
2,800	Community Health Systems Inc.*	107,352

	Total Health Care Providers & Services	192,943

Pharmaceuticals — 3.4%
3,128	Barr Pharmaceuticals Inc.*	194,843
10,525	Medicis Pharmaceutical Corp., Class A Shares	337,326
4,700	Sepracor Inc.*	242,520

	Total Pharmaceuticals	774,689

	TOTAL HEALTH CARE	3,078,105

INDUSTRIALS — 16.0%
Aerospace & Defense — 1.1%
3,508	Alliant Techsystems Inc.*	267,204

Airlines — 1.6%
23,813	JetBlue Airways Corp.*	366,236

Commercial Services & Supplies — 4.7%
4,325	ARAMARK Corp., Class B Shares	120,148
2,325	ChoicePoint Inc.*	103,486
1,650	HNI Corp.	90,635
6,625	Manpower Inc.	308,062
3,000	R.R. Donnelley & Sons Co.	102,630
9,400	Robert Half International Inc.	356,166

	Total Commercial Services & Supplies	1,081,127

Construction & Engineering — 1.6%
10,100	Granite Construction Inc.	362,691

Industrial Conglomerates — 2.2%
7,245	Carlisle Cos. Inc.	500,992

Machinery — 3.5%
5,575	Actuant Corp., Class A Shares	311,085
4,500	Oshkosh Truck Corp.	200,655
9,000	Timken Co.	288,180

	Total Machinery	799,920

Road & Rail — 1.3%
15,475	Werner Enterprises Inc.	304,858

	TOTAL INDUSTRIALS	3,683,028

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         45

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 12.4%
Communications Equipment — 1.2%
10,400	ADC Telecommunications Inc.*	$232,336
1,525	Plantronics Inc.	43,158

	Total Communications Equipment	275,494

Electronic Equipment & Instruments — 1.6%
12,700	Aeroflex Inc.*	136,525
5,225	Amphenol Corp., Class A Shares	231,258

	Total Electronic Equipment & Instruments	367,783

Internet Software & Services — 0.9%
8,700	SINA Corp.*	210,192

IT Services — 3.1%
11,900	DST Systems Inc.*	712,929

Semiconductors & Semiconductor Equipment — 2.7%
3,400	Lam Research Corp.*	121,312
17,050	LSI Logic Corp.*	136,400
7,525	National Semiconductor Corp.	195,499
7,000	Novellus Systems Inc.*	168,840

	Total Semiconductors & Semiconductor Equipment	622,051

Software — 2.9%
15,300	Parametric Technology Corp.*	93,330
7,150	Quest Software Inc.*	104,319
63,560	TIBCO Software Inc.*	474,793

	Total Software	672,442

	TOTAL INFORMATION TECHNOLOGY	2,860,891

MATERIALS — 4.5%
Chemicals — 2.1%
3,450	FMC Corp.*	183,436
7,125	Lubrizol Corp.	309,439

	Total Chemicals	492,875

Construction Materials — 1.4%
5,290	Rinker Group Ltd., ADR	317,294

Containers & Packaging — 1.0%
4,225	AptarGroup Inc.	220,545

	TOTAL MATERIALS	1,030,714

TELECOMMUNICATION SERVICES — 0.7%
Wireless Telecommunication Services — 0.7%
2,325	Telephone & Data Systems Inc.	83,770
2,325	Telephone & Data Systems Inc., Special Shares	80,468

	TOTAL TELECOMMUNICATION SERVICES	164,238

See Notes to Financial Statements.

46         Salomon Brothers Funds Trust 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

UTILITIES — 1.6%
Multi-Utilities — 1.6%
8,100	Sempra Energy	$363,204

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $15,364,370)	21,329,327

Face Amount
SHORT-TERM INVESTMENTS — 7.4%
Repurchase Agreements — 7.4%
$709,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $709,335; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market value — $730,689)	709,000
1,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $1,000,472; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $1,020,007)	1,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,709,000)	1,709,000

	TOTAL INVESTMENTS — 100.0% (Cost — $17,073,370#)	23,038,327
	Other Assets in Excess of Liabilities — 0.0%	5,335

	TOTAL NET ASSETS — 100.0%	$23,043,662

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $17,099,128.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         47

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B” and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “CC,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

48         Salomon Brothers Funds Trust 2005 Annual Report

Bond Ratings (unaudited) (continued)

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Salomon Brothers Funds Trust 2005 Annual Report         49

Statements of Assets and Liabilities (December 31, 2005)

	National Tax Free Bond Fund	California Tax Free Bond Fund
ASSETS:
Investments, at cost	$38,051,102	$8,620,758

Investments, at value	$38,563,964	$9,260,715
Cash	196,184	87,645
Dividends and interest receivable	568,211	156,545
Receivable for Fund shares sold	15,419	9,787
Receivable from manager	13,758	14,591
Prepaid expenses	16,322	15,170

Total Assets	39,373,858	9,544,453

LIABILITIES:
Payable for Fund shares repurchased	50,009	837
Dividends payable	11,901	1,451
Transfer agent fees payable	11,657	1,005
Distribution fees payable	10,305	2,113
Trustees’ fees payable	957	367
Management fee payable	—	—
Accrued expenses	52,433	54,640

Total Liabilities	137,262	60,413

Total Net Assets	$39,236,596	$9,484,040

NET ASSETS:
Par value (Note 7)	—	—
Paid-in capital in excess of par value	$42,893,226	$11,612,025
Accumulated net realized loss on investments and foreign currencies	(4,169,492)	(2,767,942)
Net unrealized appreciation on investments and foreign currencies	512,862	639,957

Total Net Assets	$39,236,596	$9,484,040

Shares Outstanding:
Class A	3,033,789	899,021

Class B	192,858	12,927

Class C	96,230	3,640

Class O	13,732	210

Net Asset Value:
Class A (and redemption price)	$11.76	$10.36

Class B (and offering price)*	$11.77	$10.37

Class C (and offering price)*	$11.77	$10.36

Class O (offering price and redemption price)	$11.77	$10.36

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00% and 4.00%, respectively)	$12.25	$10.79

*	Redemption price per share is equal to net asset value less any applicable CDSC (See Note 2).

See Notes to Financial Statements.

50         Salomon Brothers Funds Trust 2005 Annual Report

Statements of Assets and Liabilities (December 31, 2005) (continued)

	New York Tax Free Bond Fund	Mid Cap Fund
ASSETS:
Investments, at cost	$89,522,328	$17,073,370

Investments, at value	$92,966,176	$23,038,327
Cash	212,776	228
Dividends and interest receivable	1,458,696	13,582
Receivable for Fund shares sold	3,959	3,308
Receivable from manager	—	12,331
Prepaid expenses	13,665	16,999

Total Assets	94,655,272	23,084,775

LIABILITIES:
Payable for Fund shares repurchased	224,199	430
Dividends payable	20,152	1,501
Distribution fees payable	10,356	—
Transfer agent fees payable	10,178	3,277
Trustees’ fees payable	2,272	1,127
Management fee payable	16,485	—
Accrued expenses	80,758	34,778

Total Liabilities	364,400	41,113

Total Net Assets	$94,290,872	$23,043,662

NET ASSETS:
Par value (Note 7)	—	$1,154
Paid-in capital in excess of par value	$95,004,232	17,189,076
Accumulated net realized loss on investments and foreign currency transactions	(4,157,208)	(111,522)
Net unrealized appreciation on investments and foreign currencies	3,443,848	5,964,954

Total Net Assets	$94,290,872	$23,043,662

Shares Outstanding:
Class A	7,974,465	159,309

Class B	25,062	17,741

Class C	5,122	18,360

Class O	33,116	958,989

Net Asset Value:
Class A (and redemption price)	$11.73	$19.77

Class B (and offering price)*	$11.73	$19.20

Class C (and offering price)*	$11.71	$19.28

Class O (offering price and redemption price)	$11.72	$20.02

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00% and 5.75%, respectively)	$12.22	$20.98

*	Redemption price per share is equal to net asset value less any applicable CDSC (See Note 2).

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         51

Statements of Operations (For the year ended December 31, 2005)

	National Tax Free Bond Fund	California Tax Free Bond Fund	New York Tax Free Bond Fund	Mid Cap Fund
INVESTMENT INCOME:
Interest	$1,682,984	$488,355	$4,327,512	$34,595
Dividends	—	—	—	323,571
Less: Foreign taxes withheld	—	—	—	(940)

Total Investment Income	1,682,984	488,355	4,327,512	357,226

EXPENSES:
Management fees (Note 2)	204,363	52,328	498,570	170,279
Distribution fees (Notes 2 and 5)	127,666	27,352	251,580	13,353
Shareholder reports (Note 5)	71,096	17,228	11,504	23,310
Transfer agent fees (Notes 2 and 5)	43,121	2,223	36,611	7,150
Custody and fund accounting fees	43,199	48,196	46,492	37,560
Registration fees	41,750	42,907	50,925	52,402
Audit and tax	24,439	26,429	29,089	17,610
Legal fees	23,455	29,398	46,668	23,878
Trustees’ fees	4,709	4,730	5,429	7,744
Insurance	2,016	462	4,809	424
Miscellaneous expenses	8,504	4,683	451	963

Total Expenses	594,318	255,936	982,128	354,673
Less: Management fee waiver and expense reimbursement (Note 2)	(262,287)	(171,018)	(182,114)	(90,558)

Net Expenses	332,031	84,918	800,014	264,115

Net Investment Income	1,350,953	403,437	3,527,498	93,111

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	1,308,861	172,505	1,719,404	584,210
Foreign currency transactions	—	—	—	8

Net Realized Gain	1,308,861	172,505	1,719,404	584,218

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,657,345)	(441,143)	(3,347,275)	1,204,500
Foreign currencies	—	—	—	(3)

Change in Net Unrealized Appreciation/Depreciation from Investments	(1,657,345)	(441,143)	(3,347,275)	1,204,497

Net Gain (Loss) on Investments and Foreign Currency Transactions	(348,484)	(268,638)	(1,627,871)	1,788,715

Increase in Net Assets From Operations	$1,002,469	$134,799	$1,899,627	$1,881,826

See Notes to Financial Statements.

52         Salomon Brothers Funds Trust 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

Salomon Brothers National Tax Free Bond Fund	2005	2004
OPERATIONS:
Net investment income	$1,350,953	$1,641,800
Net realized gain	1,308,861	1,905,407
Change in net unrealized appreciation/depreciation	(1,657,345)	(2,200,438)

Increase in Net Assets From Operations	1,002,469	1,346,769

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(1,350,953)	(1,641,800)

Decrease in Net Assets From Distributions to Shareholders	(1,350,953)	(1,641,800)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	3,893,404	5,247,209
Reinvestment of distributions	1,230,768	1,515,194
Cost of shares repurchased	(7,525,020)	(13,101,406)

Decrease in Net Assets From Fund Share Transactions	(2,400,848)	(6,339,003)

Decrease in Net Assets	(2,749,332)	(6,634,034)
NET ASSETS:
Beginning of year	41,985,928	48,619,962

End of year	$39,236,596	$41,985,928

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         53

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Salomon Brothers California Tax Free Bond Fund	2005	2004
OPERATIONS:
Net investment income	$403,437	$452,685
Net realized gain	172,505	177,941
Change in net unrealized appreciation/depreciation	(441,143)	(291,413)

Increase in Net Assets From Operations	134,799	339,213

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(403,437)	(452,685)

Decrease in Net Assets From Distributions to Shareholders	(403,437)	(452,685)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	117,953	103,073
Reinvestment of distributions	398,073	342,606
Cost of shares repurchased	(2,171,280)	(2,139,861)

Decrease in Net Assets From Fund Share Transactions	(1,655,254)	(1,694,182)

Decrease in Net Assets	(1,923,892)	(1,807,654)
NET ASSETS:
Beginning of year	11,407,932	13,215,586

End of year	$9,484,040	$11,407,932

See Notes to Financial Statements.

54         Salomon Brothers Funds Trust 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31, ) (continued)

Salomon Brothers New York Tax Free Bond Fund	2005	2004
OPERATIONS:
Net investment income	$3,527,498	$4,090,455
Net realized gain	1,719,404	3,220,509
Change in net unrealized appreciation/depreciation	(3,347,275)	(3,957,020)

Increase in Net Assets From Operations	1,899,627	3,353,944

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(3,527,498)	(4,090,455)

Decrease in Net Assets From Distributions to Shareholders	(3,527,498)	(4,090,455)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	1,618,336	1,011,044
Reinvestment of distributions	3,477,331	4,043,985
Cost of shares repurchased	(13,822,663)	(17,747,024)

Decrease in Net Assets From Fund Share Transactions	(8,726,996)	(12,691,995)

Decrease in Net Assets	(10,354,867)	(13,428,506)
NET ASSETS:
Beginning of year	104,645,739	118,074,245

End of year	$94,290,872	$104,645,739

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         55

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Salomon Brothers Mid Cap Fund	2005	2004
OPERATIONS:
Net investment income (loss)	$93,111	$(55,263)
Net realized gain	584,218	2,301,990
Change in net unrealized appreciation/depreciation	1,204,497	546,408

Increase in Net Assets From Operations	1,881,826	2,793,135

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(96,001)	—
Net realized gains	(1,102,837)	—

Decrease in Net Assets From Distributions to Shareholders	(1,198,838)	—

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	3,842,025	2,003,952
Reinvestment of distributions	1,190,885	—
Cost of shares repurchased	(5,375,963)	(2,974,409)

Decrease in Net Assets From Fund Share Transactions	(343,053)	(970,457)

Increase in Net Assets	339,935	1,822,678
NET ASSETS:
Beginning of year	22,703,727	20,881,049

End of year*	$23,043,662	$22,703,727

See Notes to Financial Statements.

56         Salomon Brothers Funds Trust 2005 Annual Report

Salomon Brothers National Tax Free Bond Fund

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2005(1)	2004(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$11.85	$11.91	$11.79	$11.13	$11.26

Income (Loss) From Operations:
Net investment income	0.40	0.44	0.46	0.48	0.50
Net realized and unrealized gain (loss)	(0.09)	(0.06)	0.13	0.66	(0.12)

Total Income From Operations	0.31	0.38	0.59	1.14	0.38

Less Distributions From:
Net investment income	(0.40)	(0.44)	(0.47)	(0.48)	(0.51)

Total Distributions	(0.40)	(0.44)	(0.47)	(0.48)	(0.51)

Net Asset Value, End of Year	$11.76	$11.85	$11.91	$11.79	$11.13

Total Return(2)	2.63%	3.28%	5.07%	10.41%	3.39%

Net Assets, End of Year (000s)	$35,671	$37,343	$42,210	$50,325	$62,440

Ratios to Average Net Assets:
Gross expenses	1.39%	1.26%	1.10%	1.18%	1.52%
Net expenses(3)(4)	0.75	0.75	0.75	0.76	0.80
Net investment income	3.37	3.73	3.92	4.22	4.28

Portfolio Turnover Rate	36%	41%	42%	12%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.75%. Prior to January 30, 2002, the expense limitation was 0.80%.

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         57

Salomon Brothers National Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31 unless otherwise noted:

Class B Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$11.87	$11.93	$11.80	$11.14	$11.46

Income (Loss) From Operations:
Net investment income	0.31	0.35	0.37	0.40	0.07
Net realized and unrealized gain (loss)	(0.10)	(0.06)	0.13	0.65	(0.31)

Total Income (Loss) From Operations	0.21	0.29	0.50	1.05	(0.24)

Less Distributions From:
Net investment income	(0.31)	(0.35)	(0.37)	(0.39)	(0.08)

Total Distributions	(0.31)	(0.35)	(0.37)	(0.39)	(0.08)

Net Asset Value, End of Year	$11.77	$11.87	$11.93	$11.80	$11.14

Total Return(3)	1.78%	2.51%	4.35%	9.59%	(2.09)%

Net Assets, End of Year (000s)	$2,271	$2,944	$4,330	$4,839	$4,599

Ratios to Average Net Assets:
Gross expenses	2.15%	2.01%	1.85%	1.91%	2.22	%(4)
Net expenses(5)(6)	1.50	1.50	1.50	1.49	1.53	(4)
Net investment income	2.63	2.98	3.16	3.43	3.55	(4)

Portfolio Turnover Rate	36%	41%	42%	12%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period October 12, 2001 (inception date) to December 31, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.50%. Prior to January 30, 2002, the expense limitation was 1.55%.

See Notes to Financial Statements.

58         Salomon Brothers Funds Trust 2005 Annual Report

Salomon Brothers National Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003	2002	2001(3)
Net Asset Value, Beginning of Year	$11.87	$11.92	$11.80	$11.13	$11.42

Income (Loss) From Operations:
Net investment income	0.34	0.38	0.40	0.43	0.05
Net realized and unrealized gain (loss)	(0.10)	(0.05)	0.12	0.66	(0.28)

Total Income (Loss) From Operations	0.24	0.33	0.52	1.09	(0.23)

Less Distributions From:
Net investment income	(0.34)	(0.38)	(0.40)	(0.42)	(0.06)

Total Distributions	(0.34)	(0.38)	(0.40)	(0.42)	(0.06)

Net Asset Value, End of Year	$11.77	$11.87	$11.92	$11.80	$11.13

Total Return(4)	2.04%	2.85%	4.53%	9.96%	(2.10)%

Net Assets, End of Year (000s)	$1,133	$1,539	$1,923	$1,763	$1,314

Ratios to Average Net Assets:
Gross expenses	1.92%	1.76%	1.60%	1.67%	1.94	%(5)
Net expenses(6) (7)	1.25	1.25	1.25	1.25	1.25	(5)
Net investment income	2.88	3.22	3.41	3.69	3.73	(5)

Portfolio Turnover Rate	36%	41%	42%	12%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	For the period November 19, 2001 (inception date) to December 31, 2001.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25%.

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         59

Salomon Brothers National Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$11.87	$11.93	$11.79	$11.13	$11.42

Income (Loss) From Operations:
Net investment income	0.43	0.47	0.49	0.50	0.06
Net realized and unrealized gain (loss)	(0.10)	(0.06)	0.14	0.67	(0.29)

Total Income (Loss) From Operations	0.33	0.41	0.63	1.17	(0.23)

Less Distributions From:
Net investment income	(0.43)	(0.47)	(0.49)	(0.51)	(0.06)

Total Distributions	(0.43)	(0.47)	(0.49)	(0.51)	(0.06)

Net Asset Value, End of Year	$11.77	$11.87	$11.93	$11.79	$11.13

Total Return(3)	2.80%	3.54%	5.48%	10.69%	(2.01)%

Net Assets, End of Year (000s)	$162	$160	$157	$216	$362

Ratios to Average Net Assets:
Gross expenses	2.11%	1.01%	0.85%	0.91%	1.19	%(4)
Net expenses(5)(6)	0.50	0.50	0.50	0.50	0.50	(4)
Net investment income	3.61	3.97	4.18	4.39	4.48	(4)

Portfolio Turnover Rate	36%	41%	42%	12%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period November 19, 2001 (inception date) to December 31, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.50%.

See Notes to Financial Statements.

60         Salomon Brothers Funds Trust 2005 Annual Report

Salomon Brothers California Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2005(1)	2004(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$10.63	$10.70	$10.63	$10.17	$10.31

Income (Loss) From Operations:
Net investment income	0.41	0.40	0.39	0.39	0.43
Net realized and unrealized gain (loss)	(0.28)	(0.07)	0.07	0.46	(0.14)

Total Income From Operations	0.13	0.33	0.46	0.85	0.29

Less Distributions From:
Net investment income	(0.40)	(0.40)	(0.39)	(0.39)	(0.43)

Total Distributions	(0.40)	(0.40)	(0.39)	(0.39)	(0.43)

Net Asset Value, End of Year	$10.36	$10.63	$10.70	$10.63	$10.17

Total Return(2)	1.29%	3.19%	4.40%	8.47%	2.83%

Net Assets, End of Year (000s)	$9,310	$11,242	$13,009	$15,280	$16,332

Ratios to Average Net Assets:
Gross expenses	2.43%	1.97%	1.40%	2.05%	2.43%
Net expenses(3)(4)	0.80	0.80	0.80	0.80	0.80 (5)
Net investment income	3.87	3.80	3.64	3.71	4.04

Portfolio Turnover Rate	10%	5%	0%	9%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80%.
(5)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 0.81%.

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         61

Salomon Brothers California Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$10.64	$10.71	$10.63	$10.18	$10.51

Income (Loss) From Operations:
Net investment income	0.33	0.32	0.31	0.30	0.07
Net realized and unrealized gain (loss)	(0.27)	(0.07)	0.08	0.46	(0.32)

Total Income (Loss) From Operations	0.06	0.25	0.39	0.76	(0.25)

Less Distributions From:
Net investment income	(0.33)	(0.32)	(0.31)	(0.31)	(0.08)

Total Distributions	(0.33)	(0.32)	(0.31)	(0.31)	(0.08)

Net Asset Value, End of Year	$10.37	$10.64	$10.71	$10.63	$10.18

Total Return(3)	0.54%	2.42%	3.70%	7.66%	(2.39)%

Net Assets, End of Year (000s)	$134	$127	$178	$247	$52

Ratios to Average Net Assets:
Gross expenses	3.47%	2.70%	2.11%	2.76%	3.19	%(4)
Net expenses(5)(6)	1.55	1.55	1.55	1.53	1.56	(4)(7)
Net investment income	3.11	3.04	2.86	2.88	3.23	(4)

Portfolio Turnover Rate	10%	5%	0%	9%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period October 5, 2001 (inception date) to December 31, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.55%.
(7)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 1.57%.

See Notes to Financial Statements.

62         Salomon Brothers Funds Trust 2005 Annual Report

Salomon Brothers California Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003	2002(3)
Net Asset Value, Beginning of Year	$10.63	$10.70	$10.63	$10.76

Income (Loss) From Operations:
Net investment income	0.35	0.35	0.33	0.10
Net realized and unrealized gain (loss)	(0.27)	(0.07)	0.07	(0.13)

Total Income (Loss) From Operations	0.08	0.28	0.40	(0.03)

Less Distributions From:
Net investment income	(0.35)	(0.35)	(0.33)	(0.10)

Total Distributions	(0.35)	(0.35)	(0.33)	(0.10)

Net Asset Value, End of Year	$10.36	$10.63	$10.70	$10.63

Total Return(4)	0.79%	2.67%	3.87%	(0.28)%

Net Assets, End of Year (000s)	$38	$37	$27	$26

Ratios to Average Net Assets:
Gross expenses	3.45%	2.60%	1.89%	2.51	%(5)
Net expenses(6)(7)	1.30	1.29	1.30	1.30	(5)
Net investment income	3.36	3.27	3.14	3.07	(5)

Portfolio Turnover Rate	10%	5%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	For the period September 9, 2002 (inception date) to December 31, 2002.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.30%.

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         63

Salomon Brothers California Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares(1)	2005	2004	2003	2002(2)
Net Asset Value, Beginning of Year	$10.63	$10.71	$10.63	$10.81

Income (Loss) From Operations:
Net investment income	0.43	0.43	0.42	0.09
Net realized and unrealized gain (loss)	(0.27)	(0.08)	0.08	(0.18)

Total Income (Loss) From Operations	0.16	0.35	0.50	(0.09)

Less Distributions From:
Net investment income	(0.43)	(0.43)	(0.42)	(0.09)

Total Distributions	(0.43)	(0.43)	(0.42)	(0.09)

Net Asset Value, End of Year	$10.36	$10.63	$10.71	$10.63

Total Return(3)	1.57%	3.35%	4.76%	(0.79)%

Net Assets, End of Year (000s)	$2	$2	$2	$2

Ratios to Average Net Assets:
Gross expenses	6.00%	1.73%	1.06%	1.70	%(4)
Net expenses(5)(6)	0.55	0.53	0.45	0.47	(4)
Net investment income	4.14	4.03	3.94	3.94	(4)

Portfolio Turnover Rate	10%	5%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period October 9, 2002 (inception date) to December 31, 2002.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.55%.

See Notes to Financial Statements.

64         Salomon Brothers Funds Trust 2005 Annual Report

Salomon Brothers New York Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2005(1)	2004(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$11.92	$11.99	$11.91	$11.26	$11.44

Income (Loss) From Operations:
Net investment income	0.42	0.44	0.47	0.49	0.54
Net realized and unrealized gain (loss)	(0.19)	(0.07)	0.08	0.65	(0.16)

Total Income From Operations	0.23	0.37	0.55	1.14	0.38

Less Distributions From:
Net investment income	(0.42)	(0.44)	(0.47)	(0.49)	(0.56)

Total Distributions	(0.42)	(0.44)	(0.47)	(0.49)	(0.56)

Net Asset Value, End of Year	$11.73	$11.92	$11.99	$11.91	$11.26

Total Return(2)	1.94%	3.17%	4.77%	10.25%	3.32%

Net Assets, End of Year (000s)	$93,549	$104,260	$116,982	$127,482	$140,416

Ratios to Average Net Assets:
Gross expenses	0.98%	0.96%	0.96%	1.00%	1.21%
Net expenses(3)(4)	0.80	0.80	0.80	0.80	0.80
Net investment income	3.54	3.72	3.95	4.19	4.53

Portfolio Turnover Rate	34%	21%	12%	13%	16%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80%.

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         65

Salomon Brothers New York Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$11.92	$11.99	$11.91	$11.26	$11.53

Income (Loss) From Operations:
Net investment income	0.33	0.35	0.38	0.32	0.04
Net realized and unrealized gain (loss)	(0.19)	(0.07)	0.08	0.73	(0.26)

Total Income (Loss) From Operations	0.14	0.28	0.46	1.05	(0.22)

Less Distributions From:
Net investment income	(0.33)	(0.35)	(0.38)	(0.40)	(0.05)

Total Distributions	(0.33)	(0.35)	(0.38)	(0.40)	(0.05)

Net Asset Value, End of Year	$11.73	$11.92	$11.99	$11.91	$11.26

Total Return(3)	1.18%	2.41%	3.94%	9.43%	(1.88)%

Net Assets, End of Year (000s)	$294	$275	$363	$218	$14

Ratios to Average Net Assets:
Gross expenses	2.22%	1.71%	1.71%	1.74%	1.96	%(4)
Net expenses(5)(6)	1.55	1.55	1.55	1.55	1.55	(4)
Net investment income	2.78	2.96	3.18	3.32	3.50	(4)

Portfolio Turnover Rate	34%	21%	12%	13%	16%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period November 19, 2001 (inception date) to December 31, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.55%.

See Notes to Financial Statements.

66         Salomon Brothers Funds Trust 2005 Annual Report

Salomon Brothers New York Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003	2002(3)
Net Asset Value, Beginning of Year	$11.90	$12.00	$11.92	$11.72

Income (Loss) From Operations:
Net investment income	0.36	0.38	0.41	0.18
Net realized and unrealized gain (loss)	(0.19)	(0.10)	0.08	0.21

Total Income From Operations	0.17	0.28	0.49	0.39

Less Distributions From:
Net investment income	(0.36)	(0.38)	(0.41)	(0.19)

Total Distributions	(0.36)	(0.38)	(0.41)	(0.19)

Net Asset Value, End of Year	$11.71	$11.90	$12.00	$11.92

Total Return(4)	1.43%	2.40%	4.18%	3.30%

Net Assets, End of Year (000s)	$60	$33	$636	$37

Ratios to Average Net Assets:
Gross expenses	4.22%	1.45%	1.47%	1.50	%(5)
Net expenses(6)(7)	1.29	1.30	1.30	1.30	(5)
Net investment income	3.01	3.31	3.38	3.63	(5)

Portfolio Turnover Rate	34%	21%	12%	13%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	For the period July 19, 2002 (inception date) to December 31, 2002.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.30%.

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         67

Salomon Brothers New York Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$11.91	$11.98	$11.90	$11.25	$11.59

Income (Loss) From Operations:
Net investment income	0.45	0.47	0.50	0.52	0.09
Net realized and unrealized gain (loss)	(0.19)	(0.07)	0.08	0.64	(0.33)

Total Income (Loss) From Operations	0.26	0.40	0.58	1.16	(0.24)

Less Distributions From:
Net investment income	(0.45)	(0.47)	(0.50)	(0.51)	(0.10)

Total Distributions	(0.45)	(0.47)	(0.50)	(0.51)	(0.10)

Net Asset Value, End of Year	$11.72	$11.91	$11.98	$11.90	$11.25

Total Return(3)	2.19%	3.44%	4.99%	10.54%	(2.04)%

Net Assets, End of Year (000s)	$388	$78	$93	$92	$1

Ratios to Average Net Assets:
Gross expenses	1.63%	0.71%	0.71%	0.75%	0.94	%(4)
Net expenses(5)(6)	0.55	0.55	0.55	0.56	0.53	(4)
Net investment income	3.89	3.96	4.20	4.40	4.76	(4)

Portfolio Turnover Rate	34%	21%	12%	13%	16%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period October 29, 2001 (inception date) to December 31, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.55%.

See Notes to Financial Statements.

68         Salomon Brothers Funds Trust 2005 Annual Report

Salomon Brothers Mid Cap Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$19.15	$16.89	$13.18	$16.47	$13.71

Income (Loss) From Operations:
Net investment income (loss)	0.02	(0.10)	(0.08)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	1.60	2.36	3.79	(3.23)	2.77

Total Income (Loss) From Operations	1.62	2.26	3.71	(3.29)	2.76

Less Distributions From:
Net investment income	(0.01)	—	—	—	—
Net realized gains	(0.99)	—	—	—	—

Total Distributions	(1.00)	—	—	—	—

Net Asset Value, End of Year	$19.77	$19.15	$16.89	$13.18	$16.47

Total Return(3)	8.50%	13.38%	28.15%	(19.98)%	3.65%

Net Assets, End of Year (000s)	$3,149	$1,489	$270	$116	$47

Ratios to Average Net Assets:
Gross expenses	2.06%	2.08%	1.60%	1.91%	1.93	%(4)
Net expenses(5)(6)	1.50	1.50	1.50	1.42	1.36	(4)
Net investment income (loss)	0.09	(0.56)	(0.56)	(0.44)	(0.69	)(4)

Portfolio Turnover Rate	34%	66%	78%	71%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period November 30, 2001 (inception date) to December 31, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.50%.

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         69

Salomon Brothers Mid Cap Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$18.75	$16.66	$13.10	$16.47	$16.31

Income (Loss) From Operations:
Net investment loss	(0.12)	(0.23)	(0.19)	(0.16)	(0.01)
Net realized and unrealized gain (loss)	1.56	2.32	3.75	(3.21)	0.17

Total Income (Loss) From Operations	1.44	2.09	3.56	(3.37)	0.16

Less Distributions From:
Net realized gains	(0.99)	—	—	—	—

Total Distributions	(0.99)	—	—	—	—

Net Asset Value, End of Year	$19.20	$18.75	$16.66	$13.10	$16.47

Total Return(3)	7.70%	12.55%	27.18%	(20.46)%	0.98%

Net Assets, End of Year (000s)	$341	$291	$152	$108	$12

Ratios to Average Net Assets:
Gross expenses	3.96%	2.63%	2.33%	2.42%	2.73	%(4)
Net expenses(5)(6)	2.25	2.25	2.25	1.95	2.15	(4)
Net investment loss	(0.63)	(1.37)	(1.31)	(0.99)	(1.50	)(4)

Portfolio Turnover Rate	34%	66%	78%	71%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period December 18, 2001 (inception date) to December 31, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waives and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 2.25%.

See Notes to Financial Statements.

70         Salomon Brothers Funds Trust 2005 Annual Report

Salomon Brothers Mid Cap Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003	2002(3)
Net Asset Value, Beginning of Year	$18.82	$16.72	$13.15	$16.43

Income (Loss) From Operations:
Net investment loss	(0.11)	(0.24)	(0.19)	(0.04)
Net realized and unrealized gain (loss)	1.56	2.34	3.76	(3.24)

Total Income (Loss) From Operations	1.45	2.10	3.57	(3.28)

Less Distributions From:
Net realized gains	(0.99)	—	—	—

Total Distributions	(0.99)	—	—	—

Net Asset Value, End of Year	$19.28	$18.82	$16.72	$13.15

Total Return(4)	7.73%	12.56%	27.15%	(19.96)%

Net Assets, End of Year (000s)	$354	$234	$109	$26

Ratios to Average Net Assets:
Gross expenses	3.94%	2.67%	2.35%	2.27	%(5)
Net expenses(6)(7)	2.25	2.25	2.25	1.68	(5)
Net investment loss	(0.58)	(1.38)	(1.31)	(0.51	)(5)

Portfolio Turnover Rate	34%	66%	78%	71%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	For the period May 7, 2002 (inception date) to December 31, 2002.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 2.25%.

See Notes to Financial Statements.

Salomon Brothers Funds Trust 2005 Annual Report         71

Salomon Brothers Mid Cap Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$19.38	$17.02	$13.23	$16.48	$15.07

Income (Loss) From Operations:
Net investment income (loss)	0.10	(0.04)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	1.63	2.40	3.81	(3.23)	1.42

Total Income (Loss) From Operations	1.73	2.36	3.79	(3.25)	1.41

Less Distributions From:
Net investment income	(0.10)	—	—	—	—
Net realized gains	(0.99)	—	—	—	—

Total Distributions	(1.09)	—	—	—	—

Net Asset Value, End of Year	$20.02	$19.38	$17.02	$13.23	$16.48

Total Return(3)	8.94%	13.87%	28.65%	(19.72)%	(6.48)%

Net Assets, End of Year (000s)	$19,200	$20,690	$20,350	$16,612	$22,935

Ratios to Average Net Assets:
Gross expenses	1.41%	1.53%	1.33%	1.54%	2.97	%(4)
Net expenses(5)(6)	1.08	1.08	1.08	1.07	1.08	(4)
Net investment income (loss)	0.49	(0.24)	(0.13)	(0.13)	(0.17	)(4)

Portfolio Turnover Rate	34%	66%	78%	71%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period September 10, 2001 (inception date) to December 31, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.08%.

See Notes to Financial Statements.

72         Salomon Brothers Funds Trust 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers National Tax Free Bond Fund (“National Tax Free Bond Fund”), Salomon Brothers California Tax Free Bond Fund (“California Tax Free Bond Fund”) and Salomon Brothers New York Tax Free Bond Fund (“New York Tax Free Bond Fund”) each are a separate non-diversified series of the Salomon Funds Trust (the “Trust”). Salomon Brothers Mid Cap Fund (“Mid Cap Fund”) is a separate diversified series of the Trust. The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Fund Concentration. Since California Tax Free Bond Fund and New York Tax Free Bond Fund invests primarily in obligations of issuers within California and New York, respectively, they are subject to possible concentration risks associated with the economic, political, or legal developments or industrial or regional matters specifically affecting California and New York, respectively.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend

Salomon Brothers Funds Trust 2005 Annual Report         73

Notes to Financial Statements (continued)

date. Foreign dividend income, with respect to the Mid Cap Fund, is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. The Mid Cap Fund’s investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Mid Cap Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income for National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. The Funds intend to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions from net investment income for the Mid Cap Fund if any, are declared on an annual basis. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Expenses. The Funds bear all their costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any

74         Salomon Brothers Funds Trust 2005 Annual Report

Notes to Financial Statements (continued)

two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

(i) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. There were no reclassifications during the current year for Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund. Additionally, during the current year, the following reclassifications have been made:

Fund			Undistributed Net Investment Income	Accumulated Net Realized Losses	Paid-in Capital
Salomon Brothers Mid Cap Fund	(a	)	$2,882	$1	$(2,883)
	(b	)	8	(8)	—

(a)	Reclassifications are primarily due to a taxable overdistribution.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager, Salomon Brothers Asset Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contracts to terminate. Each Fund’s shareholders approved a new investment management contract between each Fund, as applicable and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, in Baltimore, Maryland 21202, is a financial services holding company.

Prior to the transaction and under the new investment management agreements, the Funds paid the Manager a fee calculated at an annual rate of 0.50%, 0.50%, 0.50% and 0.75 % of the average daily net assets of National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively. These fees are accrued daily and payable monthly.

Salomon Brothers Funds Trust 2005 Annual Report         75

Notes to Financial Statements (continued)

For the year ended December 31, 2005, the Funds had the following voluntary expense limitations, which resulted in management fee waivers and expense reimbursements.

	Class A	Class B	Class C	Class O
National Tax Free Bond Fund	0.75%	1.50%	1.25%	0.50%
California Tax Free Bond Fund	0.80	1.55	1.30	0.55
New York Tax Free Bond Fund	0.80	1.55	1.30	0.55
Mid Cap Fund	1.50	2.25	2.25	1.08

For the year ended December 31, 2005, the Manager voluntarily waived management fees of $204,363, $52,328, $179,455 and $74,922 for National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively. In addition, for the year ended December 31, 2005, the Manager has reimbursed expenses totaling $57,924, $118,690, $2,659 and $15,636 for the National Tax Free Bond Fund, the California Tax Free Bond Fund, the New York Tax Free Bond Fund and Mid Cap Fund respectively. These expense limitations can be terminated at any time by the Manager.

Each Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for each Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. During the period covered by this report, PFPC acted as the Funds’ transfer agent. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended December 31, 2005, the Funds paid CTB $16,388, $449, $2,450 and $2,732 for National Tax Free Bond Fund, California Tax Free Bond Fund, New York Free Bond Fund and Mid Cap Fund, respectively. In addition, for the period ended December 31, 2005, the Funds paid $10,727, $2,784, $32,432 and $3,981 to other Citigroup affiliates for shareholder record keeping services for National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively.

Each Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of each Fund. Each Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer each Fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer the Funds’ shares in the future.

There is a maximum initial sales charge of 4.00% for Class A shares of National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund. There is also a maximum initial sales charge of 5.75% for Class A shares of Mid Cap Fund. There is also a 4.00% contingent deferred sales charge (“CDSC”) on Class B shares of the National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund which applies if shares are redeemed within the first year after purchase payment, 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth and fifth year and no deferred

76         Salomon Brothers Funds Trust 2005 Annual Report

Notes to Financial Statements (continued)

sales charge after the fifth year. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares of the Mid Cap Fund, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% a year until no CDSC is incurred. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares of the Funds have no initial or contingent deferred sales charges.

For the year ended December 31, 2005, sales charges received by CGM and CDSCs paid to CGM were as follows:

	Sales Charge	CDSCs

	Class A	Class B	Class C
National Tax Free Bond Fund	$14,864	$700	—
California Tax Free Bond Fund	1,380	—	—
New York Tax Free Bond Fund	8,056	—	—
Mid Cap Fund	35	—	—

For the year ended December 31, 2005, there were no brokerage commissions paid to CGM and its affiliates from the Mid Cap Fund.

Certain officers and one trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Trust has adopted a Retirement Plan (“Plan”) for all Trustees who are not “interested persons” of the Trust, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees elected to receive a lump sum payment under the Plan. The Trust’s allocable share of expenses of the Plan for the year ended December 31, 2005 was $3,486.

Salomon Brothers Funds Trust 2005 Annual Report         77

Notes to Financial Statements (continued)

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
National Tax Free Bond Fund	$13,861,847	$15,241,293
California Tax Free Bond Fund	1,005,106	2,373,814
New York Tax Free Bond Fund	31,793,712	41,926,959
Mid Cap Fund	7,485,495	10,559,088

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation
National Tax Free Bond Fund	$586,158	$(73,296)	$512,862
California Tax Free Bond Fund	648,238	(8,281)	639,957
New York Tax Free Bond Fund	3,881,765	(437,917)	3,443,848
Mid Cap Fund	6,045,235	(106,036)	5,939,199

4.	Line of Credit

Effective July 29, 2005, the Funds, along with affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2005, the commitment fee allocated to the National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and the Mid Cap Fund were $943, $237, $2,247, and $530 respectively. Since the line of credit was established, there have been no borrowings.

78         Salomon Brothers Funds Trust 2005 Annual Report

Notes to Financial Statements (continued)

5.	Class Specific Expenses

Pursuant to the Rule 12b-1 plan, each Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Each Fund also pays a distribution fee with respect to Class B shares calculated at the annual rate of 0.75% of the average daily net assets of that class. National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund each pay a distribution fee with respect to Class C shares calculated at the annual rate of 0.50% of the average daily net assets of that class. Mid Cap Fund pays a distribution fee with respect to Class C shares calculated at the annual rate of 0.75% of the average daily net assets of that class. For the year ended December 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

Distribution Fees	Class A	Class B	Class C
National Tax Free Bond Fund	$92,045	$25,650	$9,971
California Tax Free Bond Fund	25,731	1,332	289
New York Tax Free Bond Fund	247,993	3,152	435
Mid Cap Fund	7,113	3,278	2,962

For the year ended December 31, 2005, total Transfer Agent fees were as follows:

Transfer Agent Fees	Class A	Class B	Class C	Class O
National Tax Free Bond Fund	$38,591	$2,746	$1,439	$345
California Tax Free Bond Fund	1,837	220	125	41
New York Tax Free Bond Fund	35,643	459	398	111
Mid Cap Fund	2,375	1,428	725	2,622

For the year ended December 31, 2005, total Shareholder Reports expenses were as follows:

Shareholder Reports Expenses	Class A	Class B	Class C	Class O
National Tax Free Bond Fund	$62,211	$4,557	$2,669	$1,659
California Tax Free Bond Fund	16,642	397	144	45
New York Tax Free Bond Fund	7,844	1,244	1,219	1,197
Mid Cap Fund	9,944	3,775	3,890	5,701

Salomon Brothers Funds Trust 2005 Annual Report         79

Notes to Financial Statements (continued)

6.	Distributions to Shareholders by Class

National Tax Free Bond Fund:	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$1,239,386	$1,479,484
Class B	67,445	104,620
Class C†	38,317	51,441
Class O	5,805	6,255

Total	$1,350,953	$1,641,800

California Tax Free Bond Fund:
Net Investment Income
Class A	$397,920	$447,687
Class B	4,137	3,952
Class C†	1,291	962
Class O	89	84

Total	$403,437	$452,685

New York Tax Free Bond Fund:
Net Investment Income
Class A	$3,511,403	$4,065,038
Class B	8,763	9,382
Class C†	1,746	12,510
Class O	5,586	3,525

Total	$3,527,498	$4,090,455

Mid Cap Fund:
Class A
Net investment Income	$2,155	$—
Net Realized Gain	147,356	—

	149,511	—

Class B
Net Realized Gain	17,030	—

Class C†
Net Realized Gain	16,855	—

Class O
Net investment Income	93,846	—
Net Realized Gain	921,596	—

	1,015,442	—

Total	$1,198,838	$—

†	On April 29, 2004, Class 2 shares were renamed as Class C shares.

80         Salomon Brothers Funds Trust 2005 Annual Report

Notes to Financial Statements (continued)

7.	Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value for National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund and with a par value of $0.001 per share for Mid Cap Fund.

Transactions in Fund shares for the periods indicated were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004

National Tax Free Bond Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	324,787	$3,842,029	399,951	$4,729,930
Shares issued on reinvestment	96,935	1,144,052	119,112	1,404,733
Shares repurchased	(537,914)	(6,340,704)	(912,491)	(10,736,075)

Net Decrease	(116,192)	$(1,354,623)	(393,428)	$(4,601,412)

Class B
Shares sold	3,757	$44,068	15,285	$180,614
Shares issued on reinvestment	4,327	51,135	5,526	65,272
Shares repurchased	(63,291)	(748,406)	(135,749)	(1,606,261)

Net Decrease	(55,207)	$(653,203)	(114,938)	$(1,360,375)

Class C†
Shares sold	559	$6,630	28,401	$336,249
Shares issued on reinvestment	2,818	33,302	3,533	41,714
Shares repurchased	(36,789)	(435,744)	(63,541)	(759,070)

Net Decrease	(33,412)	$(395,812)	(31,607)	$(381,107)

Class O
Shares sold	58	$677	35	$416
Shares issued on reinvestment	193	2,279	295	3,475
Shares repurchased	(14)	(166)	—	—

Net Increase	237	$2,790	330	$3,891

California Tax Free Bond Fund
Class A
Shares sold	9,160	$96,417	3,382	$36,153
Shares issued on reinvestment	37,890	397,169	32,295	341,214
Shares repurchased	(205,857)	(2,160,798)	(193,754)	(2,030,872)

Net Decrease	(158,807)	$(1,667,212)	(158,077)	$(1,653,505)

Class B
Shares sold	967	$10,222	5,482	$56,920
Shares issued on reinvestment	31	322	59	712
Shares repurchased	(31)	(324)	(10,204)	(108,989)

Net Increase (Decrease)	967	$10,220	(4,663)	$(51,357)

Salomon Brothers Funds Trust 2005 Annual Report         81

Notes to Financial Statements (continued)

	Year Ended December 31, 2005		Year Ended December 31, 2004

California Tax Free Bond Fund	Shares	Amount	Shares	Amount

Class C†
Shares sold	1,076	$11,314	934	$10,000
Shares issued on reinvestment	47	493	57	596
Shares repurchased	(965)	(10,158)	—	—

Net Increase	158	$1,649	991	$10,596

Class O
Shares issued on reinvestment	9	$89	8	$84

Net Increase	9	$89	8	$84

New York Tax Free Bond Fund
Class A
Shares sold	102,008	$1,209,701	83,761	$982,898
Shares issued on reinvestment	293,368	3,470,489	340,507	4,038,786
Shares repurchased	(1,164,766)	(13,773,628)	(1,438,761)	(17,014,042)

Net Decrease	(769,390)	$(9,093,438)	(1,014,493)	$(11,992,358)

Class B
Shares sold	4,031	$48,060	601	$7,083
Shares issued on reinvestment	256	3,027	360	4,277
Shares repurchased	(2,246)	(26,187)	(8,253)	(98,365)

Net Increase (Decrease)	2,041	$24,900	(7,292)	$(87,005)

Class C†
Shares sold	2,541	$30,575	1,771	$21,063
Shares issued on reinvestment	41	488	73	877
Shares repurchased	(204)	(2,394)	(52,134)	(619,617)

Net Increase (Decrease)	2,378	$28,669	(50,290)	$(597,677)

Class O
Shares sold	28,032	$330,000	3	$45
Shares issued on reinvestment	285	3,327	—	—
Shares repurchased	(1,713)	(20,454)	(1,263)	(15,000)

Net Increase (Decrease)	26,604	$312,873	(1,260)	$(14,955)

Mid Cap Fund
Class A
Shares sold	178,293	$3,400,336	69,961	$1,208,200
Shares issued on reinvestment	7,364	146,329	—	—
Shares repurchased	(104,089)	(1,959,865)	(8,186)	(149,561)

Net Increase	81,568	$1,586,800	61,775	$1,058,639

82         Salomon Brothers Funds Trust 2005 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2005		Year Ended December 31, 2004

Mid Cap Fund	Shares	Amount	Shares	Amount

Class B
Shares sold	6,446	$119,748	13,142	$225,451
Shares issued on reinvestment	699	13,509	—	—
Shares repurchased	(4,936)	(92,857)	(6,762)	(118,424)

Net Increase	2,209	$40,400	6,380	$107,027

Class C†
Shares sold	6,208	$115,575	8,819	$154,317
Shares issued on reinvestment	804	15,606	—	—
Shares repurchased	(1,061)	(20,270)	(2,897)	(47,775)

Net Increase	5,951	$110,911	5,922	$106,542

Class O
Shares sold	10,508	$206,366	23,472	$415,984
Shares issued on reinvestment	50,294	1,015,441	—	—
Shares repurchased	(169,341)	(3,302,971)	(151,712)	(2,658,649)

Net Decrease	(108,539)	$(2,081,164)	(128,240)	$(2,242,665)

†	On April 29, 2004, Class 2 shares were renamed as Class C shares.

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following tax-exempt distributions for:

Salomon Brothers National Tax Free Bond Fund

Record Date Payable Date	Class A	Class B	Class C	Class O
Daily 1/31/2006	$0.032796	$0.025301	$0.027820	$0.035327

Salomon Brothers California Tax Free Bond Fund

Record Date Payable Date	Class A	Class B	Class C	Class O
Daily 1/31/2006	$0.033813	$0.027218	$0.029416	$0.035992

Salomon Brothers New York Tax Free Bond Fund

Record Date Payable Date	Class A	Class B	Class C	Class O
Daily 1/31/2006	$0.035018	$0.027528	$0.029961	$0.037474

Salomon Brothers Funds Trust 2005 Annual Report         83

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

	Salomon Brothers National Tax Free Bond Fund	Salomon Brothers California Tax Free Bond Fund	Salomon Brothers New York Tax Free Bond Fund	Salomon Brothers Mid Cap Fund
Distributions paid from:
Tax-Exempt Income	$1,350,543	$401,286	$3,502,422	$—
Ordinary Income	410	2,151	25,076	96,001
Net Long-term Capital Gains	—	—	—	1,102,837

Total Distributions Paid	$1,350,953	$403,437	$3,527,498	$1,198,838

The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

	Salomon Brothers National Tax Free Bond Fund	Salomon Brothers California Tax Free Bond Fund	Salomon Brothers New York Tax Free Bond Fund
Distributions paid from:
Tax-Exempt Income	$1,641,319	$450,817	$4,065,252
Ordinary Income	481	1,868	25,203

Total Distributions Paid	$1,641,800	$452,685	$4,090,455

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	Salomon Brothers National Tax Free Bond Fund	Salomon Brothers California Tax Free Bond Fund		Salomon Brothers New York Tax Free Bond Fund	Salomon Brothers Mid Cap Fund
Capital loss carryforward*	$(4,169,492)	$(2,765,037)		$(4,157,208)	—
Other book/tax temporary differences	—	(2,905	)(a)	—	$(85,764	)(a)
Unrealized appreciation	512,862	639,957		3,443,848	5,939,196	(b)

Total accumulated earnings/(losses)	$(3,656,630)	$(2,127,985)		$(713,360)	$5,853,432

*	During the taxable year ended December 31, 2005, Salomon Brothers National Tax Free Bond Fund utilized $1,308,861, Salomon Brothers California Tax Free Bond Fund utilized $175,410, Salomon Brothers New York Tax Free Bond Fund utilized $1,706,592 of each of their respective capital loss carryovers available from prior years. As of December 31, 2005, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Salomon Brothers National Tax Free Bond Fund	Salomon Brothers California Tax Free Bond Fund	Salomon Brothers New York Tax Free Bond Fund
12/31/2007	$(738,200)	$(2,053,541)	—
12/31/2008	(3,431,292)	(711,496)	$(3,954,329)
12/31/2009	—	—	(202,879)

	$(4,169,492)	$(2,765,037)	$(4,157,208)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/temporary differences are attributable primarily to the deferral of post October capital losses for tax purposes.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

84         Salomon Brothers Funds Trust 2005 Annual Report

Notes to Financial Statements (continued)

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management Inc. (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Salomon Brothers Funds Trust 2005 Annual Report         85

Notes to Financial Statements (continued)

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Affected Funds’ investment manager does not believe that this matter will have a material adverse effect on the Affected Funds.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the

86         Salomon Brothers Funds Trust 2005 Annual Report

Notes to Financial Statements (continued)

Funds’ investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, each Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

Salomon Brothers Funds Trust 2005 Annual Report         87

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Salomon Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, and Salomon Brothers Mid Cap Fund, each a series of Salomon Funds Trust as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, and Salomon Brothers Mid Cap Fund, as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

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Salomon Brothers National Tax Free Bond Fund

Background

The members of the Board of Salomon Brothers National Tax Free Bond Fund (the “Fund”), a series of Salomon Funds Trust, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on

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its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “general municipal debt funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended March 31, 2005 was lower than the median while the performance for the 3- and 5-year periods ended March 31, 2005 was above the median. The Board took into account the Manager’s explanation of the Fund’s performance, as well as its plans to reexamine the Fund in the relatively near future.

Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, concluded that it will continue to evaluate the Fund’s performance and any actions proposed by the Manager with respect to the Fund.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information

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regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of certain retail front-end load funds (including the Fund) classified as “general municipal debt funds” and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were below the median of its Expense Group. The Board took into account that the Actual Management Fee reflects the Manager’s waiver of its entire fee and that the Manager was also reimbursing certain of the Fund’s other expenses. The Board noted that the Fund’s actual total expense ratio was also below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in an effective fee that is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted that the Manager had waived its entire management fee from the Fund, and that the Fund was not profitable to the Manager and its affiliates.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that if the Fund’s assets

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increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board also noted that the Fund’s Contractual Management Fee is within the range of management fees paid by the other funds in the Expense Group, and is lower than the median. The Board also noted that the Manager is currently waving its entire management fee. The Board also took into account the current asset level of the Fund. The Board determined that the management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things,

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the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in

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the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection

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with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

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Salomon Brothers California Tax Free Bond Fund

Background

The members of the Board of Salomon Brothers California Tax Free Bond Fund (the “Fund”), a series of Salomon Funds Trust, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results

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and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “California municipal debt funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, and 5-year periods ended March 31, 2005 was below the median. The Board took into account the Manager’s explanation of the Fund’s performance, as well as its plans to reexamine the Fund in the relatively near future.

Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, concluded that it will continue to evaluate the Fund’s performance and any actions proposed by the Manager with respect to the Fund.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the

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Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of certain retail front-end load funds (including the Fund) classified as “California municipal debt funds” and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was equal to the median of the management fees paid by the other funds in the Expense Group and that the Actual Management Fee (which reflects a fee waiver) was below the median. The Board took into account that the Actual Management Fee reflects the Manager’s waiver of its entire fee and that the Manager was also reimbursing certain of the Fund’s other expenses. The Board noted that the Fund’s actual total expense ratio is below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in an effective fee that is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted that the Manager had waived its entire management fee from the Fund, and that the Fund was not profitable to the Manager and its affiliates.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that if the Fund’s assets

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increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board also noted that the Fund’s Contractual Management Fee was equal to the median of the management fees paid by the other funds in the Expense Group. The Board also noted that the Fund’s Contractual Management Fee is within the range of management fees paid by the other funds in the Expense Group, and is lower than the median. The Board also noted that the Manager is currently waving its entire management fee. The Board also took into account the current asset level of the Fund. The Board determined that the management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of

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CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries

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be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

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No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

A condition to the closing of the Transaction required the new management agreements to be approved by CAM advisory clients representing a substantial majority of investment management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Fund’s New Management Agreement having been obtained. The Fund’s current management agreement terminated upon consummation of the Transaction. Prior to the closing of the Transaction, the Fund’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Fund.

In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved the New Management Agreement, subject to shareholder approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for Fund portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending shareholder approval of the New Management Agreement.

In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Fund will have a term no longer than 150 days. The terms of the interim management agreement approved by the Board are the same as those of the Fund’s current management agreement, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees will be held in escrow and not paid to the Manager until shareholders approve the New Management Agreement. If shareholders do not approve the New Management Agreement, the management fees held in escrow will be disbursed in accordance with applicable law.

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Board Approval of Management Agreement (unaudited) (continued)

Salomon Brothers New York Tax Free Bond Fund

Background

The members of the Board of Salomon Brothers New York Tax Free Bond Fund (the “Fund”), a series of Salomon Funds Trust, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results

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and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “New York municipal debt funds” by Lipper, showed, among other data, that the Fund’s performance for the 1- and 5-year periods ended March 31, 2005 was below the median and the performance for the 3-year period ended March 31, 2005 was above the median. The Board took into account the Manager’s discussion of the Fund’s performance, as well as its plans to reexamine the Fund in the relatively near future.

Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, concluded that it will continue to evaluate the Fund’s performance and any actions proposed by the Manager with respect to the Fund.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected

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and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of certain retail front-end load funds (including the Fund) classified as “New York municipal debt funds” and chosen to be comparable to the Fund by Lipper, showed that the Fund’s Contractual Management Fee was equal to the median of the management fees paid by the other funds in the Expense Group and that the Actual Management Fee (which reflects a fee waiver) was below the median. The Board noted that the Fund’s actual total expense ratio was also below the median. The Board also noted that the Manager was continuing its voluntary waiver of a portion of the management fee until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that as the Fund’s assets have increased over time, certain expenses, such as fees for Board members, auditors and

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Board Approval of Management Agreement (unaudited) (continued)

legal fees, become a smaller percentage of overall assets. The Board also noted that the Fund’s Contractual Management Fee was equal to the median of the management fees paid by the other funds in the Expense Group. The Board also noted that the Fund’s Actual Management Fee was below the median of its Expense Group and that the Manager was continuing its voluntary expense waiver. The Board determined that the management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

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Board Approval of Management Agreement (unaudited) (continued)

At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

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Board Approval of Management Agreement (unaudited) (continued)

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

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Board Approval of Management Agreement (unaudited) (continued)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

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Board Approval of Management Agreement (unaudited) (continued)

Salomon Brothers Mid Cap Fund

Background

The members of the Board of Salomon Brothers Mid Cap Fund (the “Fund”), a series of Salomon Funds Trust, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results

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Board Approval of Management Agreement (unaudited) (continued)

and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “mid-cap core funds” by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended March 31, 2005 was below the median. Management noted that there has been a change in the portfolio management team, effective May 2005. The Board took into account the Manager’s discussion of the Fund’s performance, as well as its plans to reexamine the Fund in the relatively near future.

Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, concluded that it will continue to evaluate the Fund’s performance and any proposed actions by the Manager with respect to the Fund.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall

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Board Approval of Management Agreement (unaudited) (continued)

expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of certain retail front-end load funds (including the Fund) classified as “mid-cap core funds” and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board noted management’s discussion of Fund expenses. The Board also took into account that the Manager was continuing its voluntary waiver of a portion of the management fee until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that if the Fund’s assets

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increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board also noted that the Fund’s Contractual Management Fee is lower than the average of management fees paid by the other funds in the Expense Group across all asset levels. The Board also noted that the Fund’s Actual Management Fee was below the median of its Expense Group and that the Manager was continuing its voluntary expense waiver. The Board also took into account the current asset level of the Fund. The Board determined that the management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of

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Board Approval of Management Agreement (unaudited) (continued)

CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iv) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

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(vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

Salomon Brothers Funds Trust 2005 Annual Report         115

Board Approval of Management Agreement (unaudited) (continued)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

116         Salomon Brothers Funds Trust 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Salomon Funds Trust (“Trust”) are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 1986	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant, Catalyst (consulting) (since 1984); Chief Executive Officer, Motocity USA (motorsport racing) (since 2004)	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001; consultant since 1999); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); Former Director, Valcro Energy (petroleum refining) (from 1999 to 2003).

Salomon Brothers Funds Trust 2005 Annual Report         117

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	37	None

Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 1990	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice President and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures, L.L.C. (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)	37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999).

118         Salomon Brothers Funds Trust 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (from 1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank.com, Inc. (from 1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

Salomon Brothers Funds Trust 2005 Annual Report         119

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); independent consultant (since 1984)	37	None
Interested Trustee:
R. Jay Gerken** CAM 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of CAM, Chairman, President, and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Advisers, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000.) Chairman, President and Chief Executive Officer of Travelers Investment Advisor, Inc. (“TIA”) from 2002 to 2005)	183	N/A

120         Salomon Brothers Funds Trust 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001)	N/A	N/A
Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM, Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 1999-2004)	N/A	N/A

Robert E. Amodeo CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 1999	Managing Director of SBAM and CAM since December 2001; Director of SBAM and CAM since December 1998; Vice President of SBAM and CAM from (January 1996 to December 1998)	N/A	N/A

Salomon Brothers Funds Trust 2005 Annual Report         121

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present);

Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006);

Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002).	N/A	N/A

122         Salomon Brothers Funds Trust 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary Chief Legal Officer	Since 2000 Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994), Secretary of certain mutual funds associated with CAM, Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Each Trustee and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the Manager and certain of its affiliates.

Salomon Brothers Funds Trust 2005 Annual Report         123

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Approval of New Management Agreement	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fund Name
Salomon Brothers National Tax Free Bond	1,327,338.236	71,178.102	83,469.823	282,055.000
Salomon Brothers New York Tax Free Bond	3,362,962.488	295,646.000	419,835.000	202,496.000
Salomon Brothers Mid Cap	401,682.706	19,298.000	27,756.629	130,651.000

Election of Trustees[1]		Vote For	Authority Withheld	Abstentions
Nominees:
Diana R. Harrington		6,576,080.421	396,023.925	9,915.629
Susan B. Kerley		6,576,080.421	396,023.925	9,915.629
Alan G. Merten		6,576,080.421	396,023.925	9,915.629
R. Richardson Pettit		6,576,080.421	396,023.925	9,915.629
R. Jay Gerken		6,576,080.421	396,023.925	9,915.629

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

On December 19, 2005, a new management agreement was approved. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Approval of New Management Agreement	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fund Name
Salomon Brothers California Tax Free Bond	471,948.991	6,497.000	40,270.000	8,541.000

124         Salomon Brothers Funds Trust 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005 for:

Salomon Brothers National Tax Free Bond Fund

All of the net investment income distributions paid monthly by the Fund from January 2005 through November 2005 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 99.62% of the net investment income distribution paid in December 2005 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

Salomon Brothers California Tax Free Bond Fund

All of the net investment income distributions paid monthly by the Fund from January 2005 through July 2005 and from September 2005 through November 2005 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 99.53% of the net investment income distribution paid in August 2005 and 93.61% of the net investment income distribution paid in December 2005 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

Salomon Brothers New York Tax Free Bond Fund

All of the net investment income distributions paid monthly by the Fund from January 2005 through July 2005 and from September 2005 through November 2005 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 99.27% of the net investment income distribution paid in August 2005 and 91.87% of the net investment income distribution paid in December 2005 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

Salomon Brothers Mid Cap Fund

100% of the ordinary income distribution paid to shareholders of record on December 27, 2005 represents qualified dividend income for individuals and qualifies for the dividends received deduction for corporations.

Additionally, the Fund paid long-term capital gains distributions of $0.361758 and $0.626547 per share to shareholders of record on August 18, 2005 and December 8, 2005, respectively.

Please retain this information for your records.

Salomon Brothers Funds Trust 2005 Annual Report         125

Salomon Funds Trust

TRUSTEES

Elliott J. Berv

Donald M. Carlton

A. Benton Cocanougher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Stephen Randolph Gross

Diana R. Harrington

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

OFFICERS

R. Jay Gerken, CFA
Chairman, President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Robert Amodeo
Executive Vice President

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money
Laundering Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc.

399 Park Avenue

New York, NY 10022

DISTRIBUTOR

Citigroup Global Markets Inc.

Legg Mason Investors Services, LLC

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

CUSTODIAN

State Street Bank and Trust Company

LEGAL COUNSEL

Bingham McCutchen LLP

150 Federal Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Salomon Funds Trust, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Service, LLC.

Member NASD, SIPC

SAM0832 12/05	06-9657

Salomon Funds Trust

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Mid Cap Fund

The Funds are separate investment Funds of the Salomon Funds Trust, a Massachusetts business trust.

SALOMON BROTHERS ASSET MANAGEMENT

399 Park Avenue

New York, New York 10022

1-800-SALOMON

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the funds’ website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $78,000 in 2004 and $78,000 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $255 in 2005. These services were rendered in connection with the review of KPMG workpaper review.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Funds Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,100 in 2004 and $8,100 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to ervice affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Salomon Funds Trust

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Funds Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the

Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Funds Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Salomon Funds Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Funds Trust during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Salomon Funds Trust’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Funds Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Funds Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Funds Trust

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Funds Trust

Date:	March 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Funds Trust

Date:	March 10, 2006